PURCHASE AND SALE AGREEMENT

THIS AGREEMENT is dated for reference as of the 25th day of April, 2008.

AMONG:

J. WARREN HANSON, doing business as HANSON ENERGY, a business person, and his wife KATHIE HANSON, both having a mailing address at PO Box 1348, Artesia, NM 88210

(hereinafter called the "Vendor")
OF THE FIRST PART

AND:

LANGUAGE ENTERPRISES CORP., a corporation duly formed under the laws of Nevada with its principal office at 111 N. Sepulveda Blvd., Suite 250, Manhattan Beach, CA 90266

(hereinafter called the "Purchaser")
OF THE SECOND PART

WHEREAS, the Vendor wishes to sell, and the Purchaser wishes to purchase, upon the terms, conditions, reservations and exceptions hereinafter set forth, the Vendor’s interest in and to certain oil and gas properties and other assets related thereto as further described in this Agreement;

NOW THEREFORE in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the Vendor and the Purchaser agree as follows:

1. INTERPRETATION

1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

(a)	“Additional Lands” shall have the meaning assigned to it in Section 2.1(g).

(b)	“Allocated Value” means the percentage of the Purchase Price allocated to the Assets, as described in the Schedules attached hereto.

(c)	“API” means the American Petroleum Institute.

(d)	"Assets" shall have the meaning assigned to it in Section 2.1.

(e)	“BS&W” means basic sediments and water.

(f)

“Cash Price” means an aggregate of $5,000,000, to be paid by the Purchaser to the Vendor as part of the Purchase Price as set out in Section 2.2 and allocated to the Assets in accordance with the Allocated Values therefor.

(g)	"Casualty Loss” shall have the meaning assigned to it in Section 7.1.

(h)	“Closing” means the closing of the transactions contemplated in this Agreement.

(i)	“Closing Agent” shall have the meaning assigned to it in Section 10.1.

(j)	"Closing Date" means the date of Closing, which shall be the Scheduled Closing Date, or such other date as set out in this Agreement or as may be mutually agreed upon by the Vendor and the Purchaser.

(k)	“Code” means the Internal Revenue Code of 1986, as amended.

(l)	“Cost of Remediation” shall have the meaning assigned to it in Section 8.2.

(m)

“Defective Asset” shall mean any portion of the Assets that is either affected by a Title Defect, an Environmental Defect, or that the Purchaser is otherwise entitled to treat as a Defective Asset under this Agreement, but shall not include any defect or other impairment, the value of which is less than $20,000 or, in the case of a material adverse environmental condition, the amount set out in Section 8.2.

(n)	“Defensible Title” shall mean, as to the Assets, such title and interest held by the Vendor that, subject to and except for the Permitted Encumbrances:

(i)

entitles the Vendor to receive not less than the net revenue interest set out in Schedule A under the column titled “Hanson NRI” of all Hydrocarbons produced, saved, and marketed from the Assets and allows the Vendor to receive payment for production attributable to the Assets from the purchaser(s) of such production without the posting of any bond or indemnity;

(ii)

obligates the Vendor to bear the costs and expenses relating to the maintenance, development and operation of the Wells in an amount not greater than the working interest set out in Schedule A under the column titled “Hanson WI”; and

(iii) is free and clear of any and all encumbrances, liens, charges and security interests, whatsoever.

(o)	“Deposit” shall have the meaning assigned to it in Section 2.2(a).

(p)	“Disputed Asset” shall have the meaning assigned to it in Section 7.3.

(q)	“Effective Date” means:

(i) if Closing occurs prior to the fifteenth day of the calendar month, the first day of the month in which Closing occurs; or

(ii) if Closing occurs after the fifteenth day of the calendar month, the first day of the month succeeding the date of Closing.

(r)	“Environmental Defect” shall have the meaning assigned to it in Section 8.2.

(s)	“Equipment” shall have the meaning assigned to it in Section 2.1(c).

(t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)	“Exclusion Adjustment” shall have the meaning assigned to it in Section 7.3.

(v)	“Hydrocarbons” shall have the meaning assigned to it in Section 2.1(d).

(w)	“Lands” shall have the meaning assigned to it in Section 2.1(a).

(x)	“Leases” shall have the meaning assigned to it in Section 2.1(a).

(y)	“Material Contracts” shall have the meaning assigned to it in Section 2.1(e).

(z)	“Permitted Encumbrances” means those encumbrances on the Assets listed in Schedule E.

(aa)	“Prior Existing Environmental Defect” shall have the meaning assigned to it in Section 8.5(b).

(bb)	“Properties” shall have the meaning assigned to it in Section 2.1(b).

(cc)	“Purchase Price” means the Cash Price to be paid by the Purchaser to the Vendor and the Purchaser Shares to be issued by the Purchaser to the Vendor, each as set out in this Agreement.

(dd)

"Purchaser Audited Financial Statements" means those audited financial statements of the Purchaser as at July 31, 2007 and filed with the SEC as part of the Purchaser’s Annual Report on Form 10-KSB for the period then ended.

(ee)	"Purchaser Financial Statements" means, collectively, the Purchaser Audited Financial Statements and the Purchaser Unaudited Financial Statements.

(ff)	“Purchaser Shares” means an aggregate of 7,000,000 shares of the Purchaser’s common stock to be issued to the Vendor as part of the Purchase Price as set out in Section 2.2.

(gg)

“Purchaser Unaudited Financial Statements” means those unaudited financial statements of the Purchaser as at October 31, 2007 and filed with the SEC as part of the Purchaser’s Quarterly Report on Form 10-QSB for the period then ended.

(hh)	“Records” shall have the meaning assigned to it in Section 2.1(h).

(ii)	“Rights of First Refusal” means those preferential, pre-emptive, first purchase right, right of first refusal or similar rights set out in Schedule I.

(jj)	“Scheduled Closing Date” means June 13, 2008.

(kk)	“SEC” means the United States Securities and Exchange Commission.

(ll)	“Securities Act” means the Securities Act of 1933, as amended.

(mm)	“Surface Rights” shall have the meaning assigned to it in Section 2.1(f).

(nn)	“Title Defect” means any lien, charge, encumbrance, security interest, encroachment, irregularity, defect in or objection whatsoever to the Vendor’s title or interest in and to the Assets (other than the Permitted Encumbrances), that alone or in combination with other defects renders the Vendor’s title or interest in and to the Assets, or any part thereof, less than Defensible Title.

1.2 All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3 The division of this Agreement into Articles, Sections, subsections, clauses, subclauses, paragraphs and the provision of headings for all or any thereof are for convenience and reference only, and shall not affect the construction or interpretation of this Agreement.

1.4 The following schedules are attached to and form part of this Agreement:

Schedule A – Leases
Schedule A-1 – Wells
Schedule B – Equipment
Schedule C – Material Contracts
Schedule D – Assignment of Overriding Royalties
Schedule E – Permitted Encumbrances
Schedule F – Pending Litigation and Environmental Orders
Schedule G – Assignment, Bill of Sale and Conveyance
Schedule H – Affidavit of Liens and Encumbrances
Schedule I – Rights of First Refusal
Schedule J – Additional Lands

2. PURCHASE AND SALE

2.1 Upon the terms and subject to the conditions and reservations set out in this Agreement, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase and accept from the Vendor, the following assets (the “Assets”), free and clear of all liens, charges, encumbrances and security interests whatsoever, except for the Permitted Encumbrances:

(a)

all right, title and interest of the Vendor in and to, or otherwise derived from, the oil and gas leases, oil and gas mineral leases, subleases and other leaseholds, carried interests, farmout rights, options and other properties and interests described in Schedule A, including any ratifications, extensions or amendments thereto, whether or not described in Schedule A, (the “Leases”), together with all rights, title and interests of the Vendor in and to the lands covered by the Leases or any lands utilized, pooled, communitized or consolidated therewith (the “Lands”);

(b)

all right, title and interest of the Vendor in and to any and all oil, gas, water, carbon dioxide or injection wells located on the Lands, whether producing, shut-in, or temporarily abandoned, including but not limited to, the interests of the Vendor in the wells described in Schedule A-1 (the “Wells”; each of the Leases, Lands and Wells being hereinafter referred to in the singular as a “Property” or in plural as the “Properties”);

(c)

all right, title and interest of the Vendor in and to all equipment, machinery, fixtures, facilities, vehicles and other tangible personal property and improvements located on the Properties or used or held for use primarily in connection with the operation of the Properties, including, but not limited to, those items set out in Schedule B (the “Equipment”);

(d)

all right, title and interest of the Vendor in and to all crude oil, condensate, natural gas, natural gas liquids, casinghead gas, drip gasoline, products and other hydrocarbons (collectively, the “Hydrocarbons”) or water or other minerals produced from or attributable to the Properties, from and after the Effective Date;

(e)

all right, title and interest of the Vendor in and to, or otherwise derived from, all contracts and agreements related to the Properties, including, but not limited to, any contracts or agreements for the sale, processing, injection, disposal or transportation of Hydrocarbons produced from the Properties, including, without limitation, the contracts and agreements set out in Schedule C (the “Material Contracts”);

(f)

all right, title and interest of the Vendor in and to, or otherwise derived from, all surface use agreements, rights of way, licenses, authorizations, permits and similar rights and interests applicable to, or used in connection with the Properties (collectively, the “Surface Rights”);

(g)

all right, title and interest of the Vendor in and to, or otherwise derived from, the lands described in Schedule J (the “Additional Lands”), provided that a separate agreement may be executed between the Vendor and the Purchaser with respect to the Additional Lands, notwithstanding which, the consideration paid by the Purchaser to the Vendor for the Additional Lands shall be deemed to be the Allocated Value set out in Schedule J;

(h)

all records and files in the possession of, or owned by, the Vendor relating to the Properties, the Equipment, the Material Contracts, the Surface Rights and the Hydrocarbons, and or the use or operation thereof, including, but not limited to, the books and records of account of the Vendor relating to the Properties, the Equipment, the Material Contracts, the Surface Rights and the Hydrocarbons, all engineering, geological, well log and environmental reports or records and all division orders, save and except for (i) records that the Vendor is prohibited from disclosing or transferring under any third party agreement, (ii) information entitled to legal privilege, including attorney work product and attorney-client communications (but not including any title opinions or title review reports, which are specifically included in the Records), (iii) economic projections, and (iv) records of offers from, or negotiations with, the Purchase or third parties with respect to the proposed purchase and sale of the Assets (the “Records”).

2.2 In consideration of the sale of the Assets by the Vendor to the Purchaser, the Purchaser shall, subject to adjustment in accordance with Section 2.3, pay to the Vendor the Cash Price and issue to the Vendor the Purchaser Shares, both as follows:

(a)	upon the execution of this Agreement by the parties hereto, the Purchaser shall pay and issue to the Vendor the following (the “Deposit”):

	(i)	pay to the Vendor the sum of $100,000, and

	(ii)	issue to the Vendor 500,000 shares of the Purchaser’s common stock; and

(b)	upon Closing, the Purchaser shall:

		(i)	pay to the Vendor the sum of $4,900,000, and

		(ii)	issue to the Vendor 6,500,000 shares of the Purchaser’s common stock.

2.3	Upon Closing, the Cash Price shall be adjusted as follows:

	(a)	The Cash Price shall be adjusted upwards by the following amounts:

(i)

Oil stock tank inventories attributable to the Vendor as of the Effective Date, to be gauged on the morning of the Effective Date, and valued at the actual unit price paid by Navajo Refining Company of Artesia, New Mexico for the production month prior to the date of Closing, provided that the net stock gauge will exclude the bottom 14 inches of tank volume, considered to be the bottom of the sales line outlet of standard API stock tank construction. A deduction assumption of one-tenth of one percent (0.1%) shall be used to account for BS&W content;

(ii)

The amount of all expenditures (including, without limitation, royalties, rentals and other charges, ad valorem, property, production, excise, severance, windfall profit and other taxes based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom, expenses billed under applicable operating agreements and, in the absence of an operating agreement, expenses of the sort customarily billed under such agreements) paid by or on behalf of the Vendor in connection with the operation of the Assets from the Effective Date to the Closing Date;

(iii)

An amount equal to all prepaid expenses attributable to the Assets that are paid by or on behalf of the Vendor prior to the Closing Date and that are, in accordance with the Vendor’s usual business practices, attributable to the period after the Effective Date, including, without limitation, prepaid ad valorem, property, production, severance and similar taxes and assessments (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom; and

		(iv)	Any other amount agreed upon in writing by the Vendor and the Purchaser.

	(b)	The Cash Price shall be adjusted downwards by the following amounts:

(i)

The proceeds, if any, received by the Vendor and attributable to the Assets that are, in accordance with generally accepted accounting principles, attributable to the period of time from the Effective Date to the Closing Date;

(ii)

An amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom accruing to the Assets prior to the Effective Date, which amount shall be computed based upon such taxes against the applicable portion of the Assets for the preceding calendar year or, if such taxes are assessed on other than a calendar year basis, for the tax related year last ended; and

(iii)	Any other amount agreed upon in writing by the Vendor and the Purchaser.

2.4 In addition to the Cash Price and the Purchaser Shares paid and issued by the Purchaser to the Vendor in accordance with Section 2.2, upon Closing the Purchaser shall assign to the Vendor a 2.5% of 8/8 overriding royalty interest in the oil, gas and associated liquid hydrocarbons produced from the Properties, without proportionate reduction, pursuant to the form of assignment set out in Schedule D.

2.5 In the event that the Vendor satisfies its obligations hereunder and is ready, willing and able to close the transactions contemplated herein and the transactions contemplated in this Agreement do not close for any reason (except for the malfeasance of the Vendor or the breach by the Vendor of any of the covenants, representations, warranties or conditions of Closing contained in this Agreement) the Vendor shall be entitled to retain the Deposit paid to the Vendor in accordance with Section 2.2(a) free and clear of any liens and encumbrances. In the event that the transactions contemplated in this Agreement do not close as a result of the malfeasance of the Vendor or the breach by the Vendor of any of the covenants, representations, warranties or conditions of Closing contained in this Agreement, the Vendor shall return the full amount of the Deposit to the Purchaser.

3. SECURITIES ACT PROVISIONS

3.1 The Vendor acknowledges and agrees that the Purchaser Shares will be issued by the Purchaser to the Vendor pursuant to the exemptions from the registration requirements of the Securities Act set out in Rule 506 of Regulation D promulgated under the Securities Act, that the Purchaser Shares shall be “restricted securities” under the Securities Act and the rules and regulations promulgated thereunder, and that any certificates representing the Purchaser Shares will be endorsed with a legend substantially similar to the following in accordance with Regulation D of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. ”

3.2 The Vendor agrees not to resell the Purchaser Shares unless such resale is made pursuant to an effective registration under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act

3.3 The Vendor covenants, represents and warrants to the Purchaser as follows, and acknowledges that the Purchaser is relying upon such covenants, representations and warranties in connection with the sale of the Purchaser Shares to the Vendor:

(a)	The Vendor is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act.

(b)	An investment in the Purchaser’s securities is highly speculative, and the Vendor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of his investment, has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in the securities of the Purchaser.

(c)	The Vendor can bear the economic risk of an investment in the securities of the Purchaser.

(d)

The Vendor has had full opportunity to review the Purchaser’s filings with the SEC, including the Purchaser’s annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, Current Reports on Form 8-K and additional information regarding the business and financial condition of the Purchaser. The Vendor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchaser Shares. The Vendor further represents that it has had an opportunity to ask questions and receive answers from the Purchaser regarding the terms and conditions of the offering of the Purchaser Shares under this Agreement and the business, properties, prospects and financial condition of the Purchaser. The Vendor has had full opportunity to discuss this information with the Vendor’s legal and financial advisers prior to execution of this Agreement.

(e)

The Vendor acknowledges that he has been informed that the offering of the Purchaser Shares by the Purchaser has not been reviewed by the SEC and that the Purchaser Shares are being issued by the Purchaser pursuant to an exemption from registration under the Securities Act.

(f)

The Vendor understands that the Purchaser Shares will be "restricted securities" under the Securities Act and the rules and regulations promulgated thereunder as they are being acquired from the Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Vendor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act and the rules and regulations promulgated thereunder.

(g)

The Vendor is acquiring the Purchaser Shares for investment purposes only, and for the Vendor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Vendor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Vendor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchaser Shares.

(h)	The Vendor acknowledges that the Purchaser is in the early stages of development of its business and may require substantial funds in the near future in order to continue as a going concern.

(i)	The Vendor is not aware of any general solicitation or advertisement of the Purchaser Shares.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR

     The Vendor covenants with and represents and warrants to the Purchaser as follows, and acknowledges that the Purchaser is relying upon such covenants, representations and warranties in entering into this Agreement:

4.1 The Vendor has the power and capacity to own and dispose of the Assets and to enter into this Agreement and to carry out its terms to the full extent, and this Agreement constitutes a legal, valid and binding obligation of the Vendor in accordance with its terms.

4.2 The Assets are owned by the Vendor as the legal and beneficial owner thereof, with Defensible Title thereto.

4.3 The Vendor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code).

4.4 Subject to the Permitted Encumbrances and the contracts set out in Schedule C, no person, firm, corporation or other entity has any contracts to purchase production from the Assets and, subject to the Rights of First Refusal, no person, firm, corporation or other entity has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Assets.

4.5 The books and records of the Vendor fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial performance and position of the Vendor as they relate to the Assets, and all material financial transactions of the Vendor relating to the Assets have been accurately and consistently recorded in such books and records.

4.6 Subject to the Rights of First Refusal, the entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any indenture, instrument or agreement, written or oral, to which the Vendor may be a party.

4.7 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Vendor, result in the violation of any law or regulation of the United States, the State of New Mexico or in any other state governing the Assets or of any municipal bylaw or ordinance to which the Vendor or the Assets may be subject.

4.8 This Agreement has been duly authorized, validly executed and delivered by the Vendor.

4.9 Except as provided in Schedule F, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Vendor), pending or, to the best of the Vendor’s knowledge, threatened against or affecting the Vendor or the Assets, which might result in the impairment or loss of the Vendor’s right, title or interest in or to the Assets, or which might otherwise have a material adverse effect on the Assets, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Vendor is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

4.10 The Vendor is not in material default or breach of any material contracts, agreements, written or oral, indentures or other instruments to which it is a party and which affect the Assets, and there are no facts, which, after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Vendor is, and, if applicable, the Purchaser will be, entitled to all benefits thereunder.

4.11 The Vendor has made full disclosure to the Purchaser of all aspects of the Assets and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Assets have been concealed by the Vendor.

4.12 The Vendor is not in default, and has not received any notice of default, with respect to any order, writ, injunction or decree of any court or of any commission or administrative agency, which might result in the impairment or loss of the Vendor’s interest in and to the Assets, or which might otherwise have a material adverse effect on the Assets.

4.13 The execution, delivery and performance of this Agreement by the Vendor will not result in any violation of, or be in conflict with or constitute a default under any judgment, decree, order, statute, regulation, rule or license applicable to the Vendor.

4.14 The Agreement, and any other agreements delivered in connection with this Agreement or the transactions contemplated herein, constitute valid and binding obligations of the Vendor, enforceable against the Vendor in accordance with their terms.

4.15 All taxes and assessments based on, or measured by, the ownership or operation of the Assets by the Vendor, or the receipt of proceeds therefrom, and all royalties accruing before the Closing Date, that are payable by the Vendor, have been, or will be, properly paid and discharged prior to the date they become due.

4.16 All of the Assets operated by the Vendor have been operated in accordance with generally accepted oil and gas oilfield practices and in material compliance with all applicable statutes, laws, rules, regulations, orders and directions of governmental and other competent authorities, provided that nothing in this representation and warranty shall be construed as a statement by the Vendor on any matter pertaining to the environmental status of the Assets, its compliance with any applicable environmental laws or the presence or absence of environmental damage or contamination or other environmental concern, defect or environmental liability.

4.17 The Vendor has not received, and has no knowledge of:

(a)

Other than as listed in Schedule F, any orders or directives under any applicable environmental laws which relate to environmental matters of a material nature and which require any work, repairs, construction or capital expenditures with respect to the Assets, where such orders or directives have not, as of the date of this Agreement, been complied with in all material respects or will not, as of the Closing Date, be complied with in all material respects; or

(b)

any demand or notice issued with respect to the breach of any applicable environmental laws, including, without limitation, any breach respecting the use, storage, treatment, transportation or disposition of environmental contaminants, which demand or notice remains outstanding on the date of this Agreement.

4.18 There are no bankruptcy proceedings pending, being contemplated by or threatened against the Vendor.

4.19 The Vendor has not received written notice of any pending, and has no knowledge of any threatened proceeding, action, suit, claim or investigation before any federal, state or other governmental court, or any arbitrator, board of arbitration or similar entity involving the Assets or which could otherwise materially affect or impair the Vendor’s ownership of the Assets and his ability to complete the transactions contemplated in this Agreement.

4.20 Other than the Rights of First Refusal there are no preferential, pre-emptive, first purchase right, right of first refusal or similar rights in respect of the Assets.

4.21 Other than the Material Contracts set out in Schedule C, the Vendor is not a party to, and the Vendor’s interest in and to the Assets is not otherwise bound or affected by, any production sales contracts pertaining to the Assets or any of them that cannot be terminated on 30 days notice or less, without penalty or other cost.

4.22 The Vendor is not currently undergoing any unresolved audit or audits relating to any applicable joint operating agreements, or being conducted by any governmental authority for the failure to pay, an improper payment of, or any miscalculation of any royalties or taxes.

4.23 The Vendor has not incurred any liability, whether contingent or otherwise, for brokers’ or finders’ fees relating to the transactions set out in this Agreement for which the Purchaser shall have any responsibility whatsoever.

4.24 To the knowledge of the Vendor, after reasonable investigation, there exists no imbalance regarding production taken or marketed from the Assets which could result in (i) a portion of the Vendor’s interest in the production therefrom to be taken or delivered after the Closing Time without the Purchaser receiving payment therefore at a price that the Purchaser would have been entitled to in the absence of such imbalance; (ii) the Vendor being obligated to make payments to any person or entity as a result of such imbalance; or (iii) production from the Assets being shut-in or curtailed after the Closing Time due to non-compliance with allowable production quotas, proration rules or similar orders or regulations of governmental authorities. The Vendor is not obligated, by virtue of any prepayment, arrangement, take-or-pay agreement or similar arrangement, to deliver the Hydrocarbons at some future time without receiving full payment therefore.

4.25 To the knowledge of the Vendor, after reasonable investigation, the purchasers under any contracts under which the Vendor is selling Hydrocarbons from the Assets are in full compliance with the material terms and conditions of such contracts, and the Vendor has received no notice from any such purchaser of their intention or desire to modify, renegotiate, repudiate or default from the material terms or conditions of such contracts.

4.26 All consents, permits, approvals or other authorizations necessary to the proper operation of the Assets have been obtained by the Vendor and are, and will remain from the date of this Agreement to the Closing Date, in good standing with respect thereto.

4.27 Notwithstanding any provisions of this Agreement to the contrary, the Vendor makes no representations or warranties with respect to the Assets, except for those contained in Sections 4.1 to 4.27. The Vendor disclaims any liability or responsibility for any representation or warranty, whether express or implied, in respect of:

(a)	the quantity, quality or recoverability of Hydrocarbons from the Assets; or

(b)	estimates of prices or future cash flows arising from the sale of Hydrocarbons produced from the Assets or estimates of other revenues attributable to the Assets.

4.28 Subject to Sections 4.1 through 4.27 above: THE ASSETS ARE BEING CONVEYED TO AND ASSIGNED TO AND ACCEPTED BY THE PURCHASER IN THEIR “AS IS, WHERE IS” CONDITION AND STATE OF REPAIR AND WITH ALL FAULTS AND DEFECTS WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, CONDITION AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASER HAS INSPECTED THE LEASES, THE EQUIPMENT AND THE ASSETS AND SATISFIED ITSELF AS TO THEIR PHYSICAL CONDITION AND THAT THE PURCHASER SHALL ACCEPT ALL OF THE SAME IN THEIR “AS IS, WHERE IS” STATE OF REPAIR AND WITH ALL FAULTS AND DEFECTS. IN ADDITION, VENDOR MAKES NO REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBONS OR THE ABILITY OF THE ASSETS TO PRODUCE HYDROCARBONS OR THE PRICES WHICH PURCHASER IS OR WILL BE ENTITLED TO RECEIVE FOR ANY SUCH HYDROCARBONS.

4.29 At the request, and at the cost of the Purchaser, the Vendor shall, both before and after Closing:

(a)

execute and deliver to the Purchaser all documents, and will do all such other acts and things, as may be necessary or desirable to complete, ensure and perfect the sale of the Assets to the Purchaser; and

(b)

use its best efforts to assist the Purchaser in obtaining those bonds set out in Section 5.17 and any other bonds, permits, consents, licenses or permissions necessary to permit the Purchaser to act as an operator of the Assets.

5. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser covenants with and represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying upon such covenants, representations and warranties in entering into this Agreement:

5.1 The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the Exchange Act and is in good standing with respect to all filings required to be made under the Exchange Act with the SEC; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

5.2 The authorized capital of the Purchaser consists of 2,500,000,000 shares of common stock with a par value $0.001 per share, of which 100,087,500 shares are currently issued and outstanding as fully paid and non-assessable.

5.3 The Purchaser Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as at the date thereof.

5.4 The Purchaser Unaudited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as of the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

5.5 There have been no material adverse changes in the financial position or condition of the Purchaser or damage, loss or destruction materially affecting the business or property of the Purchaser since the date of the Purchaser Unaudited Financial Statements except as may be disclosed by the Purchaser in its Exchange Act filings with the SEC.

5.6 The Purchaser has made full disclosure to the Vendor of all material aspects of the Purchaser's business and has made all of its books and records available to the representatives of the Vendor in order to assist the Company in the performance of its due diligence searches and no material facts in relation to the Purchaser's business have been concealed by the Purchaser.

5.7 Except as disclosed in Schedule F, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), pending or threatened against or affecting the Purchaser or affecting the Purchaser's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

5.8 The Purchaser's common shares are quoted on the OTC Bulletin Board and the Purchaser is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the OTC Bulletin Board applicable to the Purchaser or its operations.

5.9 The Purchaser does not currently have any employees other than its sole executive officer and sole director, and is not party to any collective agreements with any labour unions or other association of employees.

5.10 The Purchaser is not indebted to any of its directors or officers nor are any of the Purchaser's directors or officers indebted to the Purchaser.

5.11 The corporate charter, articles of incorporation and bylaws and any other constating documents of the Purchaser in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date, other than the effectiveness of the Articles of Merger filed by the Purchaser with the Nevada Secretary of State on April 23, 2008 regarding the merger of the Purchaser’s wholly owned subsidiary, Doral Energy Corp., with and into the Purchaser, with the Purchaser continuing as the surviving corporation without any amendments to its articles of incorporation other than the change of the Purchaser’s name to “Doral Energy Corp.”, the effective date for which is April 28, 2008.

5.12 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party.

5.13 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser, result in the violation of any law or regulation of the United States or the State of Nevada or of any local government bylaw or ordinance to which the Purchaser or the Purchaser's business may be subject.

5.14 This Agreement has been duly authorized, validly executed and delivered by the Purchaser.

5.15 No agreement has been made with Purchaser in respect of the purchase and sale contemplated by this Agreement that could give rise to any valid claim by any person against the Company or the Vendor for a finder's fee, brokerage commission or similar payment.

5.16 The Purchaser has made, and will continue prior to the Closing Date, to make its own independent examinations, investigations, analysis, evaluation and verification of the Assets, including the Purchaser’s own estimate and appraisal of the extent, value and recoverability of the Hydrocarbons attributable to the Assets and, except for those representations and warranties expressly made by the Vendor in Article 4, the Purchaser has relied, and will continue to rely, solely on the same as to its assessment of the condition, quantum and value of the Assets.

5.17 The Purchaser will, prior to Closing, obtain all bonds and permits required of an operator to operate oil and gas leases in the State of New Mexico as required by the Oil Conservation Division, the Office of the Commissioner of Public Lands and the Bureau of Land Management.

6. ADDITIONAL COVENANTS AND AGREEMENTS

6.1 From the date of this Agreement to the Closing Time, the Vendor shall, subject to the Material Contracts and any other agreements, documents, permits or other instruments to which the Assets are subject:

(a)

maintain the Assets as a prudent oil and gas operator in accordance with generally accepted oil and gas industry practices, consistent with the Vendor’s past practices, and shall carry on its business in respect of the Assets in substantially the same manner as carried on by the Vendor prior to the execution of this Agreement, and in material compliance with all applicable laws, rules, regulations, orders and directors of governmental and other competent authorities;

(b)	pay, or cause to be paid, all costs and expenses related to the Assets which become due from the date of this Agreement to the Effective Date; and

(c)	perform and comply with all covenants and conditions contained in the Material Contracts and any other agreements, documents, permits or other instruments to which the Assets are subject.

6.2 Notwithstanding Section 6.1, the Vendor shall not, without the prior written consent of the Purchaser, such consent not to be unreasonably withheld:

(a)	make any commitment or propose, initiate or authorize any capital expenditure with respect to the Assets of which the Vendor’s share is in excess of $20,000;

(b)	surrender or abandon any of the Assets;

(c)	amend or terminate any Material Contract or any of the Leases, or enter into any new material agreement or commitment in respect of the Assets; or

(d)	sell, encumber or otherwise dispose of any of the Assets or any part or portion thereof, excepting sale of the Hydrocarbons in the normal course of business.

6.3 Upon the execution of this Agreement by the parties hereto, the Vendor shall make available to the Purchaser and the Purchaser’s authorized representatives copies of all Leases, Material Contracts, Records and any other agreements and documents to which the Assets are subject, to the extent that they are in the Vendor’s possession. Notwithstanding the generality of the forgoing, the Vendor shall make available to the Purchaser and the Purchaser’s legal counsel copies of all Records in the Vendor’s possession relating to the Vendor’s interest in and to the Assets.

6.4 The Vendor shall permit the Purchaser’s authorized representatives to conduct, during normal business hours, and at the Purchaser’s own cost, reasonable on-site inspection of the Assets. The Purchaser agrees to indemnify and hold the Vendor harmless as to any claims or causes of action (including attorneys fees and court costs) by the Purchaser’s agents, contractors or employees resulting from said parties inspecting, or entering on to, the Assets.

6.5 The Vendor shall deliver, or cause to be delivered, to the Purchaser those audited and unaudited financial statements relating to the Assets as are, in the opinion of the Purchaser’s auditors, necessary to permit the Purchaser to make any required filings under the Exchange Act, and the rules and regulations promulgated thereunder. The Vendor and the Purchaser agree that the Purchaser shall select the independent auditors to perform the audit and review of the financial statements set out in this Section, and shall pay for the expenses associated with such audit and review. The Vendor and the Purchaser agree that, in the event that it becomes necessary to hire third party bookkeepers or accountants to prepare the financial statements set out in this Section, the Vendor and the Purchaser shall each pay 50% of the costs thereof for the first $20,000 of any costs so incurred. Any charges, fees or expenses for third party bookkeepers or accountants greater than $20,000 shall be borne solely by the Purchaser.

7. DEFECTS

7.1 If, prior to the Closing Date, all or any portion of the Assets is destroyed by fire or other casualty, is taken in condemnation or under the right of eminent domain or proceedings for such purposes are pending or threatened (collectively, the “Casualty Losses”), the Purchaser may elect:

(a)	to treat the Assets affected by such destruction, taking or pending or threatened taking as Defective Assets in accordance with Section 7.2;

(b)

to purchase such Assets notwithstanding any such Casualty Losses (without reduction of the Purchase Price), in which case the Vendor shall, on the Closing Date, pay to the Purchaser all sums paid to the Vendor by any third parties by reason of the Casualty Losses and shall assign, transfer and set over unto the Purchaser all of the Vendor’s right, title and interest in and to any unpaid awards or other payments from third parties arising out of the Casualty Losses. The Vendor shall not voluntarily compromise, settle or adjust any amounts payable by reason of any such Casualty Losses without first obtaining the written consent of the Purchaser.

7.2 The Purchaser shall provide written notice of any Defective Assets to the Vendor not less than ten (10) business days prior to the Closing Date. Such notice shall be in writing and shall include a reasonable description of the Defective Asset and the basis upon which the Purchaser believes such Asset is to be treated as a Defective Asset.

7.3 Unless:

(a)	prior to the Closing Date, the basis for treating such Assets as Defective Assets has been removed or cured; or

(b)	the Purchaser agrees to waive the relevant Title Defect, Environmental Defect or other defect and purchase the Defective Assets notwithstanding the defect,

any Defective Assets in respect of which the Purchaser has provided notice to the Vendor in accordance with Section 7.2 shall be excluded from the Assets to be purchased by the Purchaser under this Agreement and the Purchase Price shall be reduced by the Allocated Value of the portion of the Assets deemed defective (which reduction shall be called an “Exclusion Adjustment”). Notwithstanding any provision of this Agreement to the contrary, in the event that the Purchaser and the Vendor, acting in good faith, are unable to agree that an Asset is defective under the provisions of this Agreement (a “Disputed Asset”), the Purchaser may, at its sole discretion, elect one of the following options: (1) the Purchaser may elect to waive the relevant Title Defect, Environmental Defect or other defect and to purchase the Disputed Asset(s) under the terms and conditions set out in this Agreement notwithstanding such defect; or (2) the Purchaser may elect to remove the Disputed Asset(s) from the purchase and sale contemplated under this Agreement and the Purchase Price shall be reduced by the Allocated Value of such Disputed Asset(s).

7.4 If, prior to the Closing Date, there has been any material non-compliance with the laws, rules, regulations, ordinances or orders of any governmental agency or authority having jurisdiction over any of the Assets, resulting in risk of loss of the Vendors interest in and to any portion of the Assets, the Vendors right and/or ability to sell the same to the Purchaser, or a material diminution in the usability or value thereof, then the Purchaser may elect to treat such of the Assets as are adversely affected by such non-compliance as Defective Assets by giving Seller notice thereof in accordance with Section 7.2.

7.5 If any Right of First Refusal is exercised in respect of any portion of the Assets, that portion of the Assets subject to such Right of First Refusal shall be removed from this sale and the Allocated Value of the Assets for which such Right of First Refusal was exercised will be deducted from the Cash Price and the Purchaser Shares. If any preferential, pre-emptive, first purchase right, right of first refusal or similar right other than a Right of First Refusal set out in Schedule I is exercised in respect of any portion of the Assets, the Purchaser may, at its sole discretion, elect to treat that portion of the Assets affected by the exercise of such right as Defective Assets by giving the Vendor notice thereof in accordance with Section 7.2 and the Purchase Price shall be reduced by the Allocated Value for such Assets.

7.6 If any necessary third party or governmental consent to the assignment and sale contemplated in this Agreement is not obtained prior to the Closing Date (except for the approval of assignments of leasehold interests and operations of wells by regulatory authorities which will typically be obtained in the regular course of business), the Purchaser may elect to treat that portion of the Assets subject to such consent requirement as Defective Assets by giving the Vendor notice thereof in accordance with Section 7.2.

7.7 If, prior to the Closing Date, the Purchaser becomes aware of any suit, action or other proceeding before any court or government agency (other than matters reflected on Schedule “C”) that would reasonably result in loss or impairment of the Vendor’s right, title or interest in and to any portion of the Assets or a substantial portion of the value thereof, the Purchaser may elect to treat that portion of the Assets affected thereby as Defective Assets by giving the Vendors notice thereof in accordance with Section 7.2.

7.8 If any inaccuracy in Schedule A results in a substantial loss of value of a portion of the Assets, the Purchaser may elect to treat that portion of the Assets subject to such reduction in value as Defective Assets by giving the Vendor notice thereof in accordance with Section 7.2. For purposes of this Section 7.8 a loss of value shall not be deemed to be “substantial” unless the loss of value with respect to a particular Asset is equal to or greater than the greater of (i) 25% of the Cash Price multiplied by the Allocated Value for that particular Asset; or (ii) $17,500.

7.9 None of the foregoing matters described in this Article 7 inclusive shall be considered Defective Assets unless the cumulative effect of such matters on the value of a particular Asset is such that the value of that particular Asset is reduced by an amount equal to or greater than the greater of (i) 25% of the Cash Price multiplied by the Allocated Value for that particular Asset; or (ii) $17,500, or in the case of an Environmental Defect, the amount set out in Section 8.2.

7.10 Notwithstanding anything in this Agreement to the contrary, in the event that the Vendor receives notice of, or otherwise becomes aware of, any event or act which could reasonably be foreseen as causing the Purchaser to treat any portion of the Assets as a Defective Asset, the Vendor shall, within three (3) business days after the day the Vendor receives such notice, or otherwise becomes aware of such event or act, provide written notice thereof to the Purchaser.

7.11 In determining which portion of the Assets are Defective Assets, it is the intent of the parties to include, when possible, only that portion of the Assets affected by such defect or other basis for such Assets being treated as Defective Assets.

8. ENVIRONMENTAL MATTERS

8.1 Upon the execution of this Agreement by both parties, the Purchaser shall have the right, at its own risk and expense to conduct or have conducted a Phase I environmental audit of the Assets, including ascertainment of the existence of any wetlands. The Vendor agrees to provide the Purchaser, or its authorized representatives, with reasonable access to the Assets in order to allow such environmental audit to be conducted, subject to any restrictions on Vendor with respect to access to the Assets. The Purchaser shall provide the Vendor with three (3) business days written notice of the desired dates of during which such environmental audit will be conducted, and the proposed locations. The Vendor shall have the right to be present during any testing or assessment and shall have a right to require splitting of all samples. The Purchaser agrees to release, indemnify, defend and hold the Vendor harmless against any liability, loss or damage to persons or property occurring physically on the Assets as a result of any such environmental audit conducted by the Purchaser or the Purchaser’s representatives.

8.2 The Purchaser shall notify the Vendor, in writing, of any adverse environmental conditions with respect to the Assets (an “Environmental Defect”). For the purposes of this Agreement, an Environmental Defect means an environmental condition that a regulatory agency is likely to require to be remedied under applicable environmental laws. For purposes of this Agreement, Environmental Defects shall be considered to be material only if:

(a)

The cost of remediation to levels required by applicable environmental laws (the “Cost of Remediation”) is reasonably estimated to be greater than or equal to the greater of (i) 25% of the Cash Price multiplied by the Allocated Value for that particular Asset; or (ii) $17,500; or

(b)

the cumulative Cost of Remediation with respect to all Environmental Defects identified by the Purchaser as affecting a particular Asset is reasonably estimated to be equal to or greater than the greater of (i) 25% of the Cash Price multiplied by the Allocated Value for that particular Asset; or (ii) $17,500.

The Purchaser shall treat all information relating to Environmental Defects as confidential, whether material or not, and shall not make any contact with any governmental authority or third party regarding the same without the Vendor’s written consent unless required by applicable law.

8.3 Within 15 days after receipt of a notice described in Section 8.2 with respect to each Environmental Defect, the Vendor may, at its option, either:

(a)

agree with the Purchaser on an adjustment to the Purchase Price equal to the parties good faith estimate of the cost to remediate such Environmental Defect up to, but not greater than, the Allocated Value of the Asset subject to the Environmental Defect;

(b)	remediate such condition at the Vendor’s own cost; or

(c)	remove that portion of the Assets subject to the Environmental Defect from the Assets being conveyed and reduce the Purchase Price by the Allocated Value for that portion of the Assets removed.

If the Vendor and the Purchaser agree to an adjustment to the Purchase Price pursuant to Section 8.3(a), the Purchaser shall proceed to purchase the Assets including the portion of the Assets with the environmental condition.

8.4 THE PURCHASER AGREES TO ACCEPT ALL RESPONSIBILITY AND LIABILITY FOR THE ENVIRONMENTAL CONDITION OF THE ASSETS, INCLUDING BUT NOT LIMITED TO ALL CLAIMS OF WHICH PURCHASER IS AWARE, CAUSES OF ACTION, FINES, LOSSES, COSTS AND EXPENSES, INCLUDING BUT NOT LIMITED TO COSTS TO CLEAN OR REMEDIATE, IN ACCORDANCE WITH AND TO THE EXTENT REQUIRED BY APPLICABLE LAW. IN THE EVENT THE VENDOR ELECTS TO REMEDIATE AN ENVIRONMENTAL CONDITION OR TO REMOVE THAT PORTION OF THE ASSETS AFFECTED BY AN ENVIRONMENTAL CONDITION FROM THE ASSETS, THE VENDOR AGREES TO RELEASE THE PURCHASER FROM ANY AND ALL LIABILITY AND RESPONSIBILITY FOR SUCH ENVIRONMENTAL CONDITION AND AGREES TO INDEMNIFY, DEFEND AND HOLD BUYER HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES AND COSTS) ARISING FROM, OR IN CONNECTION WITH, SUCH ENVIRONMENTAL CONDITION.

8.5 THE PURCHASER AGREES TO INDEMNIFY, DEFEND AND HOLD THE VENDOR HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND COSTS) IN CONNECTION WITH THE OPERATION OF THE ASSETS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR LEASES:

(a)	RESULTING FROM THE VENDOR’S OPERATION OF THE ASSETS FROM AND AFTER THE CLOSING DATE, IN ACCORDANCE WITH ANY APPLICABLE LAW; OR

(b)	REASONABLY ATTRIBUTABLE TO THE VENDOR’S OPERATION OF THE ASSETS PRIOR TO THE CLOSING DATE (A “PRIOR EXISTING ENVIRONMENTAL DEFECT”) UNLESS:

(i)

A CLAIM OR ACTION, OR NOTICE OF CLAIM OR ACTION OF A THIRD PARTY IS MADE OR RECEIVED BY OR TO THE PURCHASER OR THE VENDOR WITH RESPECT TO SUCH PRIOR EXISTING ENVIRONMENTAL DEFECT WITHIN SIX (6) MONTHS AFTER THE CLOSING DATE, OR

	(ii)	EITHER THE PURCHASER OR THE VENDOR RECEIVES NOTICE OF SUCH PRIOR EXISTING ENVIRONMENTAL DEFECT WITHIN 6 MONTHS AFTER THE CLOSING DATE; OR

(c)

RESULTING FROM THE PURCHASER’S OPERATION OF THE ASSETS FROM AND AFTER THE CLOSING DATE, AS WELL AS THOSE RESULTING FROM THE PURCHASER’S FAILURE TO PROPERLY REMEDIATE THE SAME IN, IN ACCORDANCE WITH ANY APPLICABLE LAW.

(d)	FOR PURPOSES OF THIS SECTION 8.5, THE TERM “THIRD PARTY” SHALL MEAN ANY PERSON, PARTY OR ENTITY OTHER THAN THE PURCHASER OR THE PURCHASER’S OFFICERS OR DIRECTORS AS NOW OR HEREAFTER CONSTITUTED.

8.6 THE VENDOR AGREES TO INDEMNIFY, DEFEND AND HOLD THE PURCHASER HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND COSTS) RELATING TO A PRIOR EXISTING ENVIRONMENTAL DEFECT FOR WHICH A CLAIM, ACTION OR NOTICE IS MADE OR RECEIVED AS SET OUT IN SECTIONS 8.5(b)(i) OR 8.5(b)(ii) .

8.7 TO THE EXTENT THAT ANY PARTY TO THIS AGREEMENT (THE “INDEMNITEE”) SEEKS INDEMNIFICATION FROM ANOTHER PARTY TO THIS AGREEMENT (THE “INDEMNITOR”) PURSUANT TO THE PROVISIONS OF THIS ARTICLE 8, THE INDEMNITEE SHALL PROVIDE WRITTEN NOTICE TO THE INDEMNITOR OF ANY CLAIM, DEMAND, ACTION OR SUIT FOR WHICH HE, SHE OR IT IS SEEKING INDEMNIFICATION AS SOON AS REASONABLY PRACTICABLE AFTER THE INDEMNITEE HAS RECEIVED NOTICE THEREOF. THE INDEMNITOR SHALL, AT THEIR OWN COST AND EXPENSE, DEFEND OR CAUSE TO BE DEFENDED ANY AND ALL SUCH ACTIONS OR SUITS THAT MAY BE BROUGHT AGAINST THE INDEMNITEE AND, IN ANY EVENT, SHALL SATISFY, PAY, DISCHARGE ANY AND ALL JUDGMENTS, AWARDS, PENALTIES, COSTS AND FINES THAT MAY BE RECOVERED AGAINST THE INDEMNITEE IN ANY SUCH ACTION, PLUS ALL ATTORNEYS’ FEES AND COSTS OF THE INDEMNITEE RELATED THERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE INDEMNITEE SHALL NOT SETTLE ANY CLAIM, DEMAND, ACTION OR SUIT FOR WHICH THE INDEMNITEE IS SEEKING INDEMNIFICATION THEREFOR FROM THE INDEMNITOR WITHOUT FIRST (I) GIVING WRITTEN NOTICE TO THE INDEMNITOR OF THE INDEMNITEE’S DESIRE TO SETTLE; AND (II) OBTAINING THE WRITTEN CONSENT OF THE INDEMNITOR TO SUCH SETTLEMENT, WHICH (SUBJECT TO THE INDEMNITOR’S RIGHT TO DEFEND) THE INDEMNITOR SHALL NOT UNREASONABLY WITHHOLD. THE INDEMNITOR SHALL HAVE THE RIGHT, AT THEIR SOLE OPTION, TO REMEDIATE, AT THEIR SOLE EXPENSE, THE CAUSE OF THE CLAIM, DEMAND, ACTION OR SUIT AS AN ALTERNATIVE FORM OF SETTLEMENT.

8.8 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE INDEMNITIES MADE BY THE PURCHASER IN THIS ARTICLE 8 SHALL NOT APPLY TO

THE REMEDIATION OF NORMALLY OCCURRING RADIOACTIVE MATERIAL ("NORM”) THAT MAY BE FOUND ON THE LANDS EXCEPT THAT SUCH INDEMNITIES WILL APPLY TO NORM REMEDIATION REQUIRED AS A RESULT OF PRODUCTION OF OIL AND GAS FROM THE LANDS BY THE PURCHASER AFTER THE CLOSING DATE.

9. CONDITIONS OF CLOSING

9.1 All obligations of the Purchaser under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The respective representations and warranties of the Vendor contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to legal counsel for the Purchaser and signed under seal by the Vendor to the effect that his representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in this Agreement or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser;

(b)	the Vendor shall have delivered to the Purchaser a certificate in form and substance satisfactory to the Purchaser, dated as of the Closing Date, to the effect that:

(i)

the Vendor owns, possesses and has Defensible Title to the Assets, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

(ii)

all consents, permits, approvals or other authorizations necessary to the proper operation of the Assets as they are currently being operated by the Vendor have been obtained by the Vendor and remain in good standing with respect thereto; and

(iii)

all necessary approvals, consents, permits or other authorizations, and all necessary steps and proceedings, have been obtained or taken, or will be obtained in the regular course of business after the Closing Date, to permit the Assets to be duly and validly transferred to and, where applicable, registered in the name of the Purchaser.

(c)

At the Closing Date there shall have been no materially adverse change in the status or condition of the Assets that could have a materially adverse affect on the Assets or upon the Vendor’s ability to transfer and sell the same to the Purchaser on the terms and conditions set out in this Agreement.

(d)	No substantial damage by fire or other hazard to the Assets shall have occurred prior to the Closing Date.

(e)	The Vendor shall have delivered, or shall have caused to be delivered, to the Purchaser those financial statements specified in Section 6.5.

(f)	The Vendor shall have provided proof, reasonably satisfactory to the Purchaser, that those matters set out in Schedule F have been satisfactorily, and definitively, resolved.

(g)	The Vendor shall have delivered to the Purchaser an Affidavit of Liens and Encumbrances in substantially the same form as set out in Schedule H.

(h)	The Purchaser shall have completed its due diligence investigations with respect to the Assets, and to the affairs of the Vendor as they relate thereto, to its reasonable satisfaction.

9.2 In the event any of the foregoing conditions contained in paragraph 9.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser, the Purchaser may terminate this Agreement by written notice to the Vendor and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions.

9.3 All obligations of the Vendor under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The representations and warranties of the Purchaser contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Vendor pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Vendor shall have received on the Closing Date a certificate dated as of the Closing Date, in a form satisfactory to the Vendor and signed under seal by a senior officer of the Purchaser, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendor.

(b)

The Purchaser shall have caused to be delivered to the Vendor a certificate of an officer of the Purchaser, in form and substance satisfactory to the Vendor, dated as of the Closing Date, to the effect that:

(i)

the Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada and with respect to all annual and quarterly filings with the SEC;

	(ii)	the issued and authorized capital of the Purchaser is as set out in this Agreement and all issued shares have been validly issued as fully paid and non-assessable;

(iii)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Purchaser Shares to be duly and validly allotted and issued to and registered in the name of the Vendor;

(iv)

the Purchaser has all requisite power and authority to enter into this Agreement, to purchase the Assets on the terms described in this Agreement, and to perform its other obligations under this Agreement and that the consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with, any provisions of the Purchaser’s governing documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser;

(v)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the issuance and delivery of the Purchaser Shares to the Vendor, in consideration of the Vendor entering into this Agreement and of the purchase of the Company Shares from the Vendor, will not be in breach of any laws of Nevada and, in particular, but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Purchaser has not breached, and the consummation of the purchase and sale contemplated hereby will not be in breach of, any securities laws of the United States of America;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Purchaser, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Company, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Purchaser from that shown on or reflected in the Purchaser Financial Statements.

(d)	The Purchaser shall have obtained those bonds and permits set out in Section 5.17.

(e)	The Vendor shall have completed his due diligence investigations with respect to the affairs of the Purchaser to his reasonable satisfaction.

9.4 In the event that any of the conditions contained in Section 9.3 hereof shall not be fulfilled or performed by the Purchaser at or before the Closing Date to the reasonable satisfaction of the Vendor then the Vendor shall have all the rights and privileges granted to the Purchaser under Section 9.2, mutatis mutandis.

10. CLOSING ARRANGEMENTS

10.1 Unless otherwise agreed to by the parties, Closing shall take place on the Scheduled Closing Date set out in Section 1.1(jj) . Notwithstanding any provisions of this Agreement to the contrary, the Purchaser and the Vendor expressly agree to delay Closing by up to 60 days after the Scheduled Closing Date set out in Section 1.1(jj) in the following circumstances:

(a)	The Purchaser has, not less than ten (10) business days prior to the Scheduled Closing Date, provided written notice to the Vendor either that:

(i)

the Purchaser has not yet obtained financing in an amount sufficient to enable it to pay the Cash Price to the Vendor, together with reasonable evidence that the Purchaser is in the process of obtaining such financing, or

(ii)

the Purchaser has not yet obtained all bonds required of an operator to operate oil and gas leases in the State of New Mexico as required by the Oil Conservation Division, the Office of the Commissioner of Public Lands and the Bureau of Land Management, together with reasonable evidence that the Purchaser is in the process of obtaining such bonds.

(b)

The Purchaser has provided notice to the Vendor in accordance with Section 7.2 of a Defective Asset and the Vendor has, not less than ten (10) business days prior to the Scheduled Closing Date, provided written notice to the Purchaser that the Vendor intends to remove or cure such defect, and that such additional time period is reasonably necessary to cure such defect.

10.2 Closing shall take place at the offices of Currier Abstract Company (the “Closing Agent”) at 506 West Texas, Artesia, New Mexico 88210, or at such other place as the parties may mutually agree.

10.3 On the Closing Date, upon fulfilment of all the conditions set out in Article 9 which have not been waived in writing by the Purchaser or by the Vendor, as the case may be, then:

(a)	the Vendor shall deliver to the Purchaser:

	(i)	the Assignment, Bill of Sale and Conveyance in the form attached as Schedule G and such other documents as may be necessary to record the transfer of the Assets to the Purchaser;

	(ii)	the certificates and officer's certificate referred to in Section 9.1; and

	(iii)	evidence satisfactory to the Purchaser and its legal counsel of the completion by the Company and the Vendor of those acts referred to in Section 9.1.

(b)	the Vendor shall cause all of its right, title and interest in and to the Assets to be transferred to the Purchaser by assignment in the form set out in Schedule G;

(c)	the Purchaser shall, subject to any adjustments made to the Purchase Price in accordance with the provisions of this Agreement, issue and deliver to the Vendor:

	(i)	certificates representing 6,500,000 shares of the Purchaser’s common stock duly endorsed with legends acceptable to the Purchaser's counsel respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States or any state;

	(ii)	the certificates and officer's certificate referred to in Section 9.3; and

(iii)

not less than 24 hours prior to the Closing, wire transfer to the Closing Agent, payable for the account of the Vendor, or such other form of payment as is acceptable to the Vendor, the sum of $4,900,000; and

(d)	the Purchaser shall assign to the Vendor the Overriding Royalty in the form set out in Schedule D.

11. GENERAL PROVISIONS

11.1 Time shall be of the essence of this Agreement.

11.2 This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Assets and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

11.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this Agreement without the consent of the Vendor which consent may be withheld for any reason whatsoever.

11.4 Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

11.5 This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

11.6 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New Mexico.

11.7 No claim shall be made by the Vendor against the Purchaser, or by the Purchaser against the Vendor, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $17,500.

-- THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

11.8 All covenants, agreements, representations and warranties on the part of each of the parties, notwithstanding any investigations or enquiries made by any of the parties prior to Closing, or the waiver of any condition by any of the parties, shall survive the date of Closing.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LANGUAGE ENTERPRISES CORP.

/s/ Paul C. Kirkitelos
By Its Authorized Signatory
Paul C. Kirkitelos
CEO, CFO, President, Secretary and Treasurer

SIGNED, SEALED AND DELIVERED
BY J. WARREN HANSON AND KATHIE HANSON
in the presence of:

/s/ Witnessed	/s/ J. Warren Hanson
Signature of Witness	J. WARREN HANSON
doing business as “Hanson Energy”
Name

Address

/s/ Witnessed	/s/ Kathie Hanson
Signature of Witness	KATHIE HANSON

Name

Address

SCHEDULE "A"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

LEASES

(see attached)

SCHEDULE “A”

Attached to Purchase and Sale Agreement between
Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and
Language Enterprises Corporation dated _________ __, 2008.

	DESCRIPTION	GWI	NRI	Allocation
1	Atkins Federal Lease: United States Oil and Gas Lease Serial No. LC 062996-B, insofar as said lease covers the following described land in Eddy County: Township 16 South, Range 29 East, N.M.P.M. Section 17: N/2NE/4, SE/4NE/4, N/2 NW/4 LIMITED IN DEPTH from the surface to 100 feet below the base of the Queen formation Section 17: SW/4 NE/4 LIMITED IN DEPTH from 1,950 feet to 100 feet below the base of the Queen formation containing 240 acres, more or less	1.0	.825	5.0829%
2	Atkins State B Lease: State of New Mexico Oil and Gas Lease B-2885, insofar as said lease covers the following described land in Eddy County: Township 16 South, Range 29 East, N.M.P.M. Section 16: SW/4 LIMITED IN DEPTH from the surface to 100 feet below the base of the Queen formation containing a total of 160 acres, more or less	1.0	.768333	.5261%
3	Atsel Federal Lease: United States Oil and Gas Lease Serial No. LC 062407 insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East N.M.P.M. Section 30: SW/4 SE/4 LIMITED IN DEPTH from the surface to 2,628 feet. containing a total 40 acres, more or less	1.0	.7625	.2460%

1

	DESCRIPTION	GWI	NRI	Allocation
4	Berry A Lease: United States Oil and Gas Lease Serial No. NM 025527-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. Section 23: SE/4 NW/4 Section 24: NE/4, SW/4, SW/4 NW/4, SW/4 SE/4 LIMITED IN DEPTH from the surface to top of San Andres formation containing a total 440 acres, more or less	1.0	.7625 (oil) .7100 (gas)	.0673%
5	Berry B Lease: United States Oil and Gas Lease Serial No. NM 025527-B, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. Section 25: W/2 NE/4 LIMITED IN DEPTH from the surface to 700 feet LIMITED IN DEPTH from 700 feet below the surface down to the top of the San Andres formation containing a total 80 acres, more or less	1.0	.7625 (oil) .7100 (gas) .7625 (oil) .7725 (gas)	.0673%
6	Berry Fed Lease: United States Oil and Gas Lease Serial No. NM 025527, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N. M.P.M. Section 23: SW/4 NE/4 LIMITED IN DEPTH from the surface to the top of the San Andres formation Section 23: SW/4 SE/4 LIMITED IN DEPTH from the surface to 700 feet LIMITED IN DEPTH from 700 feet below the surface down to the top of the San Andres formation containing a total 80 acres, more or less	1.0	.7625 (oil) .7100 (gas) .7625 (oil) .7100 (gas) .7625(oil) .7725 (gas)	.0673%

2

	DESCRIPTION	GWI	NRI	Allocation
7	Brigham B Lease: United States Oil and Gas Lease Serial No. LC028992-J, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 30 East, N.M.P.M. Section 22: S/2 SW/4 LIMITED IN DEPTH from the surface to 5,000 feet SAVE AND EXCEPT the Premier Sand formation containing a total 80 acres, more or less	1.0	.765625 (oil) .750000 (gas)	.9421%
8	Cedar Lake Lease: State of New Mexico Oil and Gas Lease No. B-3627, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 30: Lots 1 & 2 (W/2 NW/4) LIMITED IN DEPTH from the surface to 5,500 feet containing a total 65.73 acres, more or less	1.0	.8203125	2.7062%
9	Conoco State Lease: State of New Mexico Oil and Gas Lease No. B-8569, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 3: SW/4 SW/4 LIMITED IN DEPTH from the surface to 2,600 feet containing a total 40 acres, more or less	1.0	.825	.0673%
10	Donnelly Kelly Lease: State of New Mexico Oil and Gas Lease No. 703-69, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 8: SW/4 SE/4 LIMITED IN DEPTH from the surface to 2,500 feet containing a total 40 acres, more or less	1.0	.825	.0673%

3

	DESCRIPTION	GWI	NRI	Allocation
11	Empire J Federal Lease: United States Oil and Gas Lease Serial No. LC 066445, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 26 East, N.M.P.M. Section 1: SE/4 NE/4, E/2 SE/4 LIMITED IN DEPTH from the surface to base of San Andres formation containing a total 120 acres, more or less	1.0	.75	1.4325%
12	Featherstone Federal Lease: United States Oil and Gas Lease Serial No. LC 068722, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 10: W/2 W/2 LIMITED IN DEPTH from the surface to 2,600 feet containing a total 160 acres, more or less	.974501625	.7796013	5.3533%
13	Featherstone State B Lease: State of New Mexico Oil and Gas Lease No. B-7071: Township 18 South, Range 28 East, N.M.P.M. a. Featherstone State Well # 1 : Insofar as said lease covers the following described land in Eddy County: Section 2: NW/4 SE/4 b. Featherstone State Well # 4 : Insofar as said lease covers the following described land in Eddy County: Section 2: NE/4 SW/4 LIMITED IN DEPTH from the surface to 3,500 feet containing a total 80 acres, more or less	.95 .958452344	.83130571 .83203791	1.2343%

4

	DESCRIPTION	GWI	NRI	Allocation
14	Featherstone State E Lease: State of New Mexico Oil and Gas Lease No. E-1285, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 2: SW/4 NE/4, SE/4 NW/4 LIMITED IN DEPTH from the surface to 3,500 feet containing a total 80 acres, more or less	.9594523	.83203791	1.3051%
15	Federal S and Mustang 28 Federal Lease: United States Oil and Gas Lease Serial No. LC 028936-C, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 30 East, N.M.P.M. Section 28: E/2 NW/4, SW/4 NW/4, W/2 SW/4, NE/4 SW/4 LIMITED IN DEPTH from the surface to 4,000 feet containing a total 240 acres, more or less	.80312500	.642500	7.1182%
16	Federal X Lease: United States Oil and Gas Lease Serial No. LC 029342-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 30 East, N.M.P.M. Section 21: Lots 13-24, 61-72, S/2 N/2 S/2 NE/4 SW/4, S/2 S/2 NE/4 SW/4, SE/4 SW/4 (formerly E/2 SW/4), SW/4 SW/4 LIMITED IN DEPTH from the surface to 4,000 feet containing 119.96 acres, more or less	.80312500	.642500	.1989%
17	Five J State #647 Lease: State of New Mexico Oil and Gas Lease No. 647, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 25: NE/4 SE/4, SW/4 SE/4 Section 36: SW/4 NE/4 LIMITED IN DEPTH from the surface to 2,641 feet containing 120 acres, more or less	.66651180	.55598960	.0673%

5

	DESCRIPTION	GWI	NRI	Allocation
	b. FW&Y State #647 Lease: State of New Mexico Oil and Gas Lease No. 647, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 25: N/2 NE/4 LIMITED IN DEPTH from the surface to 1,500 feet containing 80 acres, more or less	1.0	.812500	.0673%
	c. State # 647 Lease: State of New Mexico Oil and Gas Lease No. 647, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 25: SE/4 SE/4 Section 36: N/2 NE/4, SE/4 NE/4, N/2 SE/4 LIMITED IN DEPTH from the surface to 500 feet below the top of the San Andres formation containing 240 acres, more or less	.66651180	.55598960	2.3511%
	d. Rampo State #647 Lease: State of New Mexico Oil and Gas Lease No. 647, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 31: Lots 3 & 4 (W/2 SW/4) LIMITED IN DEPTH from the surface to 2,000 feet containing 87.43 acres, more or less	.95921100	.7062946	.2369%
18	General American Federal Lease: United States Oil and Gas Lease Serial No. NM 074937, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 30 East, N.M.P.M. Section 10: SE/4 SE/4 LIMITED IN DEPTH from the surface to 3,600 feet containing 40 acres, more or less	1.0	.82500	1.6418%

6

	DESCRIPTION	GWI	NRI	Allocation
19	Green Federal Lease: United States Oil and Gas Lease Serial No. NM 0555569, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 31: Lots 1 & 2 (W/2 NW/4), E/2 NW/4, NW/4 NE/4, S/2 NE/4 LIMITED IN DEPTH from the surface to 2,725 feet containing 257.49 acres, more or less	1.0	.7078125	1.0045%
20	Hastie Federal Lease: United States Oil and Gas Lease Serial No. LC 045818-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Tract 1: Section 18: Lots 1, 2, (W/2 NW/4), E/2 NW/4 LIMITED IN DEPTH from the surface to 1,000 feet beneath the surface Section 18: Lots 3, 4 (W/2 SW/4), E/2 SW/4 LIMITED IN DEPTH from the surface to 700 feet beneath the surface Tract 2: Section 18: NE/4 SW/4 LIMITED IN DEPTH from 1,200 feet down to 1,932 feet beneath the surface containing 320 acres, more or less	1.0	.77265625 .800000 .72800	1.9497%
21	Hondo K Federal Lease: United States Oil and Gas Lease Serial No. LC 049998-b, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 1: Lot 4 (NW/4 NW/4) LIMITED IN DEPTH from the surface to 3,985 feet Section 1: SW/4 NW/4 LIMITED IN DEPTH from the surface to 3,961 feet containing 79.91 acres, more or less	1.0	.70000 .68000	.4233%

7

	DESCRIPTION	GWI	NRI	Allocation
22	Hudson Saiken State Lease: State of New Mexico Oil and Gas Lease No. B-5862, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 31: Lot 2 (SW/4 NW/4) LIMITED IN DEPTH from the surface to 2,000 feet containing 40 acres, more or less	1.0	.82500	.0673%
23	Humble State Lease: State of New Mexico Oil and Gas Lease No. E-742, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 19: NE/4 SW/4 LIMITED IN DEPTH from the surface to 1,009 feet Section 19: SE/4 SW/4 LIMITED IN DEPTH from the surface to 1,055 feet Section 20: SE/4 NW/4 LIMITED IN DEPTH from the surface to 2,386 feet containing 120 acres, more or less	1.0	.80000 .80000 .87500	1.1260%
24	Humble B State Lease: State of New Mexico Oil and Gas Lease No. B-11540, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 15: SW/4 NE/4 Section 22: NW/4 SW/4 LIMITED IN DEPTH from the surface to 100 feet below the deepest depth drill but not to exceed 3,000 feet beneath the surface containing 80 acres, more or less	1.0	.76000	.4274%

8

	DESCRIPTION	GWI	NRI	Allocation
25	Jennings Fee Lease: Oil and Gas Lease dated June 2, 1981, between Midwest Investment Company and Arrowhead Oil Corporation, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 18: NE/4 NE/4 LIMITED IN DEPTH from the surface to 2,596 feet containing 40 acres, more or less	1.0	.75000	.1136%
26	Leonard Federal Lease: United States Oil and Gas Lease Serial No. NM 29269, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 30: NE/4 SE/4 LIMITED IN DEPTH from the surface to 2,628 feet Section 30: NW/4 SE/4 LIMITED IN DEPTH from the surface to 4,000 feet containing 80 acres, more or less	1.0	.762500 .825000	3.2453%
27	Malco B Federal Lease: United States Oil and Gas Lease Serial No. LC 026874-B, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 27 East, N.M.P.M. Section 6: NW/4 SE/4 LIMITED IN DEPTH from the surface to the base of the San Andres formation containing 40 acres, more or less	1.0	.75000	1.5629%
28	Red Lake Federal Lease: United States Oil and Gas Lease Serial No. NM 59035, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 10: NE/4 SW/4, NW/4 SE/4 LIMITED IN DEPTH from the surface to 2,500 feet containing a total 80 acres, more or less	1.0	.7550(oil) .8350(gas)	.0673%

9

	DESCRIPTION	GWI	NRI	Allocation
29	Robinson State Lease: State of New Mexico Oil and Gas Lease No. B-7596, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 27: W/2 NW/4 LIMITED IN DEPTH from the surface to 3,500 feet containing a total 80 acres, more or less	1.0	.87500	1.4201%
30	Sackett Federal Lease: United States Oil and Gas Lease Serial No. NM 14847, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 29: SW/4 SW/4 LIMITED IN DEPTH from the surface to base of San Andres formation Section 29: SE/4 SW/4 LIMITED IN DEPTH from the surface to base of San Andres formation containing a total 80 acres, more or less	.734 .895	.6632515 .6580713	1.0778%

10

	DESCRIPTION	GWI	NRI	Allocation
31	Saunders Federal Lease: United States Oil and Gas Lease Serial No. LC 064023, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. a. Tract 1 Section 13: SE/4 LIMITED IN DEPTH from the surface to 700 feet beneath the surface containing a total 160 acres, more or less b. Tract 2: Section 13: NE/4 SE/4 LIMITED IN DEPTH from 1,200 feet to 1,968 feet c. Tract 3: Section 13: NW/4 SE/4 LIMITED IN DEPTH from 1,200 feet to 1,857 feet d. Tract 4: Section 13: SE/4 SE/4 LIMITED IN DEPTH from 1,200 feet to 2,068 feet	1.0 1.0 1.0 1.0	.77500 .70000 .70000 .65000	2.0482%
32	Saunders A Federal Lease: United States Oil and Gas Lease Serial No. LC 048491-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. Section 13: W/2 NE/4, SE/4 NE/4 LIMITED IN DEPTH from the surface to top of San Andres formation containing a total 120 acres, more or less	1.0	.76250 (oil) .78675(gas)	.0673%

11

	DESCRIPTION	GWI	NRI	Allocation
33	Saunders B Federal Lease: United States Oil and Gas Lease Serial No. LC 048491(b), insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. Section 13: NE/4 NE/4 LIMITED IN DEPTH from the surface to top of San Andres formation containing a total 40 acres, more or less	1.0	.77500(oil) .79125(gas)	.0673%
34	Sinclair A State Lease and Sinclair State Lease: State of New Mexico Oil and Gas Lease No. E-950, insofar as said lease covers the following described land in Eddy County: a. Sinclair A State: : Township 17 South, Range 29 East, N.M.P. M. Section 19: Lot 3 (NW/4 SW/4) LIMITED IN DEPTH from the surface to 951 feet	.75	.6152344	.1924%
	b. Sinclair State: Township 17 South, Range 29 East, N.M.P.M. Section 9: SE/4 SE/4 LIMITED IN DEPTH from the surface to 2,650 feet containing a total 67.40 acres, more or less	1.0	.75000	.4686%
35	Skelly State Lease: State of New Mexico Oil and Gas Lease No. E-134, insofar as said lease covers the following described land in Eddy County: Township 16 South, Range 29 East, N.M.P.M. Section 15 NW/4 SW/4 Section 16 N/2, NE/4 SE/4 LIMITED IN DEPTH from the surface to 100 feet below base of Queen formation containing a total 400 acres, more or less	1.0	.75000	7.3492%

12

	DESCRIPTION	GWI	NRI	Allocation
36	SL Federal A Lease: United States Oil and Gas Lease Serial No. LC 028785-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 29 East, N.M.P.M. Section 12: SW/4 SW/4 LIMITED IN DEPTH from depths below the base of the unitized formation in the Square Lake 12 Unit Agreement dated August 1, 1967 to 5,000 feet beneath the surface containing a total 40 acres, more or less	1.0	.80000	.3098%
37	Smith State Lease: State of New Mexico Oil and Gas Lease No. 2029, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 4: Lot 1 (NE/4 NE/4) LIMITED IN DEPTH from the surface to 2,400 feet containing a total 40.03 acres, more or less	1.0	.82500	.3916%
38	Solt State Lease: State of New Mexico Oil and Gas Lease No. B-3823, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 5: S/2 SE/4 LIMITED IN DEPTH from the surface to 3,300 feet containing a total 80 acres, more or less	1.0	.82500	.5022%
39	Spurck State Lease: State of New Mexico Oil and Gas Lease No. B-8318, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. Section 24: E/2 NW/4, NE/4 SE/4 LIMITED IN DEPTH to depths from 700 feet below the surface down to the top of the San Andres formation containing 120 acres, more or less	1.0	.75000	.0673%

13

	DESCRIPTION	GWI	NRI	Allocation
40	State 32 Lease: State of New Mexico Oil and Gas Lease No. E-1717, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 32: NW/4 SE/4 LIMITED IN DEPTH from the surface to 2,200 feet containing 40 acres, more or less	1.0	.85500	.1891%
41	State AE Lease: State of New Mexico Oil and Gas Lease No. B-3823, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 4: Lot 2 (NW/4 NE/4), SW/4 NE/4, SE/4 NW/4 LIMITED IN DEPTH from the surface to 3,100 feet containing 120.99 acres, more or less	1.0	.75000	.0673%
42	State E Lease: State of New Mexico Oil and Gas Lease No. E-9261, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 17: NW/4 NE/4 LIMITED IN DEPTH from the surface to 2,500 feet containing 40 acres, more or less	1.0	.82500	.6636%
43	State B Lease: State of New Mexico Oil and Gas Lease No. B-1111, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 22: SW/4 SW/4 LIMITED IN DEPTH from the surface to the base of the Seven Rivers formation containing 40 acres, more or less	1.0	.70000	.0673%

14

	DESCRIPTION	GWI	NRI	Allocation
44	State BK Lease: State of New Mexico Oil and Gas Lease No. B-3627, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 19: Lots 3 and 4 (W/2 SW/4) LIMITED IN DEPTH from the surface to 5,000 feet containing 65.32 acres, more or less	1.0	.81500	1.2242%
45	State BKC 9 Lease: State of New Mexico Oil and Gas Lease No. B-10920, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 2: SE/4 SW/4 LIMITED IN DEPTH from the surface to 3,946 feet containing 40 acres, more or less	1.0	.74000	.2349%
46	State BKC 10 Lease: State of New Mexico Oil and Gas Lease No. B-3635, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 2: NE/4 SW/4 LIMITED IN DEPTH from the surface to 3,946 feet containing 40 acres, more or less	1.0	.74000	.2388%
47	State BGK Lease: State of New Mexico Oil and Gas Lease No. B-2613, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 2: E/2 SE/4 LIMITED IN DEPTH from the surface to 3,845 feet containing 80 acres, more or less	1.0	.74000	.0673%

15

	DESCRIPTION	GWI	NRI	Allocation
48	State N Lease: State of New Mexico Oil and Gas Lease No. E-828, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 8: SE/4 SW/4 LIMITED IN DEPTH from the surface to 2,500 feet containing 40 acres, more or less	1.0	.82499950	.7313%
49	State FX Lease: State of New Mexico Oil and Gas Lease No. B-11594, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N.M.P.M. Section 6: SE/4 NW/4 LIMITED IN DEPTH from the surface to 1,985 feet containing 40 acres, more or less	1.0	.82500	.2841%
50	TE&K (Keys A) Federal Lease: United States Oil and Gas Lease Serial No. LC 061465-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 10: W/2 NE/4, E/2 NW/4 LIMITED IN DEPTH from the surface to 1,100 feet above sea level containing 160 acres, more or less	1.0	.78750	.0673%
51	TE&K (Keys B) Federal Lease: United States Oil and Gas Lease Serial No. LC 061465-B, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 3: Lots 17, 18, 19 Section 10: NW/4 NW/4 LIMITED IN DEPTH from the surface to 1,100 feet above sea level containing 164.22 acres, more or less	1.0	.78750	.0673%

16

	DESCRIPTION	GWI	NRI	Allocation
52	Tidewater K State Lease: State of New Mexico Oil and Gas Lease No. E-5668, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 31 East, N.M.P.M. Section 2: Lot 1 (NE/4 NE/4), SE/4 NE/4, SW/4 NW/4, W/2 SW/4 LIMITED IN DEPTH from the surface to 3,861 feet containing 199.90 acres, more or less	1.0	.74000	2.8724%
53	Vandagriff Federal Lease: United States Oil and Gas Lease Serial No. LC028446-A, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N. M. P. M. Section 5: Lots 1, 2 (N/2 NE/4), 3 (NE/4 NW/4), S/2 NE/4, SE/4 NW/4, E/2 SW/4,SE/4 Section 8: N/2 N/2 LIMITED IN DEPTH from the surface to 1,100 feet above sea level containing a total 639.36 acres, more or less	1.0	.72500	.0673%
54	Wentz & Wentz Aid State Lease: State of New Mexico Oil and Gas Lease No. B-6251, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N. M. P. M. Section 24: SE/4 LIMITED IN DEPTH from the surface to 1,500 feet containing a total 160 acres, more or less	1.0	.75843750	.0673%
55	West II State Lease: State of New Mexico Oil and Gas Lease No. L-4672, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N. M. P. M. Section 24: SE/4 SE/4 LIMITED IN DEPTH from the surface to 600 feet containing a total 40 acres, more or less	1.0	.77500	.0673%
56	West Artesia Grayburg Unit:			4.1454%

17

DESCRIPTION	GWI	NRI	Allocation
Township 18 South, Range 28 East, N. M. P. M.

a. State of New Mexico Oil and Gas Lease No. B-6043, insofar as said lease covers the following described land in Eddy County:

          Section 7: SE/4 NE/4

b. State of New Mexico Oil and Gas Lease No. OG-780, insofar as said lease covers the following described land in Eddy County:

          Section 7: NE/4 SE/4

c. Oil and Gas Lease dated 6/16/48 between Midwest Investment Company, Lessor and Leonard Oil Company, Lessee, recorded Oil & Gas Book 30, Page 524, insofar as said lease covers the following described land in Eddy County:

          Section 7: SE/4 SE/4
          Section 8: SW/4 SW/4

d. State of New Mexico Oil and Gas Lease No. B-11539, insofar as said lease covers the following described land in Eddy County:

          Section 8: S/2 NW/4

e. State of New Mexico Oil and Gas Lease No. E-2715, insofar as said lease covers the following described land in Eddy County:

          Section 8: NW/4 NW/4

f. State of New Mexico Oil and Gas Lease No. E-7179, insofar as said lease covers the following described land in Eddy County:

          Section 8: N/2 SW/4

g. State of New Mexico Oil and Gas Lease No. E-7255, insofar as said lease covers the following described land in Eddy County:

          Section 8: N/2 SE/4

h. State of New Mexico Oil and Gas Lease No. OG-703, insofar as said lease covers the following described land in Eddy County:

Section 8: SW/4 NE/4	1.0	.75000

18

	DESCRIPTION	GWI	NRI	Allocation
i. State of New Mexico Oil and Gas Lease No. OG-1644, insofar as said lease covers the following described land in Eddy County:

                    Section 8: NE/4 NW/4

j. State of New Mexico Oil and Gas Lease No. OG-5851, insofar as said lease covers the following described land in Eddy County:

          Section 8: SE/4 NE/4

k. State of New Mexico Oil and Gas Lease No. E-1820, insofar as said lease covers the following described land in Eddy County:

          Section 17: NE/4 NW/4

l. Oil and Gas Lease between George R. Smith, et ux., Lessor and Tenneco Oil Company, Lessee, recorded Oil & Gas Book 30, Page 524, insofar as said lease covers the following described land in Eddy County:

          Section 17: NW/4 NW/4

LIMITED IN DEPTH to the unitized formation.

	containing a total 640 acres, more or less
57	Yates State Lease: State of New Mexico Oil and Gas Lease No. B-8196, insofar as said lease covers the following described land in Eddy County: Township 18 South, Range 28 East, N. M. P. M. Section 15: SE/4 SW/4 Section 22: SW/4 NW/4 LIMITED IN DEPTH from the surface to 3,500 feet containing a total 80 acres, more or less	1.0	.83500	.2157%

19

	DESCRIPTION	GWI	NRI	Allocation
58	Zait State Lease: State of New Mexico Oil and Gas Lease No. 636, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N. M. P. M. Section 22: NW/4 SW/4 LIMITED IN DEPTH from the surface to the base of the Seven Rivers formation containing a total 40 acres, more or less	1.0	.70000	.0673%
59	State FV Lease: State of New Mexico Oil and Gas Lease No. B-7966, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 31: SE/4 SW/4 LIMITED IN DEPTH from the surface to 1,957 feet containing 40 acres, more or less	1.0	.75000	.0673%
60	State FW Lease: State of New Mexico Oil and Gas Lease No. B-2071, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N.M.P.M. Section 31: NW/4 SE/4 LIMITED IN DEPTH from the surface to 1,944 feet containing 40 acres, more or less	1.0	.75000	.1261%
61	Delhi B State Lease: State of New Mexico Oil and Gas Lease No. B-4575, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 28 East, N. M. P. M. Section 28: SW/4 SW/4 LIMITED IN DEPTH from the surface to base of San Andres formation containing a total 40 acres, more or less	.8515625	.7276172	.8616%

20

	DESCRIPTION	GWI	NRI	Allocation
62	Gulf Kepple: State of New Mexico Oil and Gas Lease B- 3635, insofar as said lease covers the following described land in Eddy County: Township 17 South, Range 27 East, N.M.P.M. Section 19: NW/4 SE/4, SW/4 NE/4 LIMITED IN DEPTH from the surface to 1,935 feet beneath the surface Containing 80 acres, more or less	1.0	.7925	.0673%
	Total allocated value -			67.3231%

21

SCHEDULE "A-1"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

WELLS

(see attached)

EXHIBIT A-1
Attached to Purchase and Sale Agreement between
Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and
Language Enterprises Corporation dated April 25, 2008.

Well List
9946 HANSON ENERGY
Total Well Count:186
Printed On:Wednesday, April 23, 2008

Property	Well Name	PSA Allocated Value %	Lease Type	ULSTR	OCD UL	API	Well Type	Pool		Last Prod/Inj	Oil POD	Gas POD	In Add. Bond
32415	ATKINS FEDERAL #001	0.4036%	F	H-17-16S-29E	H	30-015-02751	O	30780	HIGH LONESOME;QUEEN	39479	2015810	2015830
32414	ATKINS STATE #001	0.0162%	S	M-16-16S-29E	M	30-015-02739	O	30780	HIGH LONESOME;QUEEN	39479	2015910	2015930	40238
	ATKINS STATE #002	0.0162%	S	K-16-16S-29E	K	30-015-02741	O	30780	HIGH LONESOME;QUEEN	39479	2015910	2015930	40238
32417	ATSEL FEDERAL #001	0.2497%	F	O-30-17S-29E	O	30-015-10484	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2187910	2187930
4954	BERRY A #006	0.0054%	F	G-24-17S-27E	G	30-015-00512	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1058810	1058830
	BERRY A #011	0.0054%	F	K-24-17S-27E	K	30-015-00498	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
	BERRY A #022	0.0054%	F	K-24-17S-27E	K	30-015-00497	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
	BERRY A #026	0.0054%	F	O-24-17S-27E	O	30-015-00501	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
	BERRY A #032Y	0.0054%	F	A-24-17S-27E	A	30-015-24614	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
	BERRY A #033	0.0054%	F	K-24-17S-27E	K	30-015-25154	I	22230	EMPIRE; YATES-SEVEN RIVERS	39479
4955	BERRY B #024	0.0162%	F	B-25-17S-27E	B	30-015-00516	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1058810	1058830
	BERRY B #025	0.0162%	F	G-25-17S-27E	G	30-015-00578	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
30059	BERRY FEDERAL #027	0.0108%	F	E-24-17S-27E	E	30-015-00483	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
301972	BERRY FEDERAL #029	0.0108%	F	F-23-17S-27E	F	30-015-00472	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
	BERRY FEDERAL #030	0.0108%	F	O-23-17S-27E	O	30-015-21510	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1058810	1058830
32419	BRIGHAM B #001	0.0682%	F	B-22-17S-30E		30-015-04254	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	937810	937830
	BRIGHAM B #002	0.0682%	F	M-22-17S-30E	M	30-015-04257	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	937810	937830
32396	CEDAR LAKE #003Y	0.7405%	S	1-30-17S-31E	D	30-015-05477	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1205210	1205230	40238
33324	CONOCO STATE #002	0.0323%	S	M-3 -17S-29E	M	30-015-02874	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1064210	1064230	40238
30579	DELHI B STATE #001	1.7176%	S	M-28-17S-28E	M	30-015-01604	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1216410	1216430	40238
	DELHI B STATE #002	1.7176%	S	M-28-17S-28E	M	30-015-01594	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1216410	1216430	40238
30577	DONNELLY KELLY STATE #002	0.2856%	S	O-8 -18S-28E	O	30-015-02644	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1206810	1206830	40238
	DONNELLY KELLY STATE #003	0.2856%	S	O-8 -18S-28E	O	30-015-23815	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1206810	1206830	40238
30571	EMPIRE J FEDERAL #001	0.1855%	F	P-1 -18S-26E	P	30-015-00167	I	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479
	EMPIRE J FEDERAL #002	0.1855%	F	I-1 -18S-26E	I	30-015-00168	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1217410	1217430
	EMPIRE J FEDERAL #003	0.1855%	F	H-1 -18S-26E	H	30-015-00169	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1217410	1217430
32397	F W AND Y #002	0.0162%	S	A-25-17S-28E	A	30-015-01527	O	950	AID;YATES-SEVEN RIVERS	39479	1205810	1205830	40238
	F W AND Y #003	0.0162%	S	B-25-17S-28E	B	30-015-01531	O	950	AID;YATES-SEVEN RIVERS	39479	1205810	1205830	40238
32398	FEATHERSTONE #001Y	0.4605%	F	E-10-17S-29E	E	30-015-02938	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1218310	1218330
	FEATHERSTONE #002Y	0.4605%	F	D-10-17S-29E	D	30-015-02937	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1218310	1218330
	FEATHERSTONE #003	0.4605%	F	L-10-17S-29E	L	30-015-02941	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1218310	1218330
	FEATHERSTONE #004	0.4605%	F	M-10-17S-29E	M	30-015-02940	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1218310	1218330
301002	FEATHERSTONE STATE #001	0.3033%	S	J-2 -18S-28E	J	30-015-01769	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1107810	1107830	40238
	FEATHERSTONE STATE #003	0.6074%	S	F-2 -18S-28E	F	30-015-01771	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1107710	1107730	40238
	FEATHERSTONE STATE #004	0.3033%	S	K-2 -18S-28E	K	30-015-01773	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1107910	1107930	40238
	FEATHERSTONE STATE #005	0.6074%	S	G-2 -18S-28E	G	30-015-01774	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1107710	1107730	40238
32412	FEDERAL S #002	1.3347%	F	F-28-17S-30E	F	30-015-04372	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449810	449830
	FEDERAL S #003	1.3347%	F	C-28-17S-30E	C	30-015-04373	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449810	449830
	FEDERAL S #004	1.3347%	F	F-28-17S-30E	F	30-015-04374	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449810	449830
	FEDERAL S #006	1.3347%	F	K-28-17S-30E	K	30-015-20147	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449810	449830
32411	FEDERAL X #001	0.0077%	F	13-21-17S-30E	K	30-015-04244	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449910	449930
	FEDERAL X #003	0.0077%	F	N-21-17S-30E	N	30-015-04246	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449910	449930
	FEDERAL X #004	0.0077%	F	M-21-17S-30E	M	30-015-04248	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449910	449930
	FEDERAL X #005	0.0077%	F	N-21-17S-30E	N	30-015-04249	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449910	449930
	FEDERAL X #007	0.0077%	F	M-21-17S-30E	M	30-015-20618	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	449910	449930
32423	FIVE J #002	0.0323%	S	G-36-17S-28E	G	30-015-10543	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
32410	GENERAL AMERICAN #001	0.4782%	F	P-10-17S-30E	P	30-015-10091	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	2806775	2806774
32422	GREEN FEDERAL #001	0.0268%	F	1-31-17S-29E	D	30-015-10320	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479
	GREEN FEDERAL #002	0.0268%	F	C-31-17S-29E	C	30-015-10485	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2188210	2188230
	GREEN FEDERAL #003	0.0268%	F	F-31-17S-29E	F	30-015-10545	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2188210	2188230
	GREEN FEDERAL #004	0.0268%	F	G-31-17S-29E	G	30-015-10546	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2188210	2188230
	GREEN FEDERAL #005	0.0268%	F	2-31-17S-29E	E	30-015-03198	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479
	GREEN FEDERAL #006	0.0268%	F	H-31-17S-29E	H	30-015-10547	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2188210	2188230
	GREEN FEDERAL #008	0.0268%	F	B-31-17S-29E	B	30-015-25045	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2188210	2188230

EXHIBIT A-1
Attached to Purchase and Sale Agreement between
Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and
Language Enterprises Corporation dated April 25, 2008.

Property	Well Name	PSA Allocated Value %	Lease Type	ULSTR	OCD UL	API	Well Type	Pool		Last Prod/Inj	Oil POD	Gas POD	In Add. Bond
4956	GULF KEPPLE #001	0.0000%	P	J-19-17S-27E	J	30-015-00464	O	40090	LOGAN DRAW;SAN ANDRES	39479	1059910	1059930	40238
	GULF KEPPLE #002	0.0000%	P	G-19-17S-27E	G	30-015-00463	O	40090	LOGAN DRAW;SAN ANDRES	39479	1059910	1059930	40238
4959	HASTIE #001	0.1940%	F	K-18-17S-28E	K	30-015-22039	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1062210	1062230
	HASTIE #003	0.1940%	F	2-18-17S-28E	E	30-015-01422	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	500310	500330
	HASTIE #006	0.1940%	F	4-18-17S-28E	M	30-015-01395	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1059110	1059130
	HASTIE #007	0.1940%	F	3-18-17S-28E	L	30-015-01396	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1059110	1059130
	HASTIE #009	0.1940%	F	3-18-17S-28E	L	30-015-01398	O			35065
32399	HONDO K FEDERAL #001	0.0289%	F	E-1 -17S-31E	E	30-015-05033	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	2806778	2806777
	HONDO K FEDERAL #002	0.0289%	F	4-1 -17S-31E	D	30-015-10185	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211110	1211130
30580	HUDSON SAIKIN STATE #001	0.0275%	S	2-31-17S-28E	E	30-015-02666	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1208210	1208230	40238
	HUDSON SAIKIN STATE #002	0.0275%	S	2-31-17S-28E	E	30-015-24887	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1208210	1208230	40238
301003	HUMBLE #001	0.2350%	S	G-15-18S-28E	G	30-015-01871	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108010	1108030	40238
	HUMBLE #002	0.2350%	S	L-22-18S-28E	L	30-015-02009	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108010	1108030	40238
32400	HUMBLE STATE #001	0.0708%	S	F-20-17S-29E	F	30-015-03013	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1212210	1212230	40238
	HUMBLE STATE #003	0.0708%	S	K-19-17S-29E	K	30-015-03007	O	950	AID;YATES-SEVEN RIVERS	39479	1206210	1206230	40238
	HUMBLE STATE #004	0.0708%	S	N-19-17S-29E	N	30-015-03008	O	950	AID;YATES-SEVEN RIVERS	39479	1206210	1206230	40238
30570	JENNINGS #001	0.2357%	P	A-18-18S-28E	A	30-015-23842	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1223610	1223630	40238
32418	LEONARD FEDERAL #009	0.3090%	F	J-30-17S-29E	J	30-015-03191	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2187910	2187930
30572	MALCO B FEDERAL #001	1.2735%	F	J-6 -18S-27E	J	30-015-00795	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1216710	1216730
33586	MUSTANG 28 FEDERAL #001	1.3347%	F	C-28-17S-30E	C	30-015-31953	O	96718	LOCO HILLS; GLORIETA-YESO
30581	RAMPO #001	0.0162%	S	4-31-17S-28E	M	30-015-01639	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1216810	1216830	40238
	RAMPO #002	0.0162%	S	3-31-17S-28E	L	30-015-01640	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1216810	1216830	40238
32401	RED LAKE FEDERAL #001	0.0323%	F	K-10-17S-28E	K	30-015-26176	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1222010	1222030
32402	ROBINSON STATE #001	0.2992%	S	E-27-17S-29E	E	30-015-03162	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211310	1211330	40238
	ROBINSON STATE #002	0.2992%	S	D-27-17S-29E	D	30-015-03159	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211310	1211330	40238
	ROBINSON STATE #003	0.2992%	S	E-27-17S-29E	E	30-015-03158	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211310	1211330	40238
	ROBINSON STATE #005	0.2992%	S	D-27-17S-29E	D	30-015-03161	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211310	1211330	40238
	ROBINSON STATE #008	0.2992%	S	E-27-17S-29E	E	30-015-25473	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211310	1211330	40238
32405	S L FEDERAL #001	1.2998%	F	M-12-17S-29E	M	30-015-26541	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1207510	1207530
32403	SACKETT FEDERAL #001	0.4489%	F	M-29-17S-29E	M	30-015-25132	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1209010	1209030
	SACKETT FEDERAL #002	0.4489%	F	N-29-17S-29E	N	30-015-25502	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1209010	1209030
4965	SAUNDERS #002	0.0081%	F	P-13-17S-27E	P	30-015-00438	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1062010
	SAUNDERS #009	0.0081%	F	P-13-17S-27E	P	30-015-00443	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1062010	1062030
	SAUNDERS #010	0.0081%	F	I-13-17S-27E	I	30-015-21924	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1062010	1062030
	SAUNDERS #011	0.0081%	F	J-13-17S-27E	J	30-015-22061	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1062010	1062030
4966	SAUNDERS A #002	0.0108%	F	B-13-17S-27E	B	30-015-01247	I	22230	EMPIRE; YATES-SEVEN RIVERS	39479
	SAUNDERS A #007	0.0108%	F	B-13-17S-27E	B	30-015-01244	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1059510	1059530
	SAUNDERS A #009	0.0108%	F	H-13-17S-27E	H	30-015-00446	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1059510	1059530
4967	SAUNDERS B #003	0.0323%	F	A-13-17S-27E	A	30-015-22725	G	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1062410	1062430
32421	SINCLAIR A STATE #001	0.0323%	S	3-19-17S-29E	L	30-015-03005	O	950	AID;YATES-SEVEN RIVERS	39479	1205910	1205930	40238
32404	SINCLAIR STATE #001	0.1979%	S	P-9 -17S-29E	P	30-015-02931	O	57570	SQUARE LAKE;GRAYBURG-SAN ANDRES	39479	1219910	1219930	40238
32413	SKELLY STATE #001	0.1904%	S	E-16-16S-29E	E	30-015-02736	O	30780	HIGH LONESOME;QUEEN	39479	2016210	2016230	40238
	SKELLY STATE #003	0.1904%	S	F-16-16S-29E	F	30-015-02744	O	30780	HIGH LONESOME;QUEEN	39479	2016210	2016230	40238
	SKELLY STATE #006	0.1904%	S	G-16-16S-29E	G	30-015-02746	O	30780	HIGH LONESOME;QUEEN	39479	2016210	2016230	40238
	SKELLY STATE #008	0.1904%	S	A-16-16S-29E	A	30-015-02748	O	30780	HIGH LONESOME;QUEEN	39479	2016210	2016230	40238
	SKELLY STATE #009	0.1904%	S	I-16-16S-29E	I	30-015-02749	O	30780	HIGH LONESOME;QUEEN	39479	2016210	2016230	40238
	SKELLY STATE #010	0.1904%	S	L-15-16S-29E	L	30-015-02735	O	30780	HIGH LONESOME;QUEEN	39479	2016210	2016230	40238
30573	SMITH STATE #001	0.2349%	S	1-4 -18S-28E	A	30-015-02556	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1206510	1206530	40238
30575	SOLT STATE #001	0.2646%	S	O-5 -18S-28E	O	30-015-25277	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1209610	1209630	40238
	SOLT STATE #002	0.2646%	S	P-5 -18S-28E	P	30-015-25278	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1209610	1209630	40238
	SOLT STATE #003	0.2646%	S	O-5 -18S-28E	O	30-015-25390	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1209610	1209630	40238
	SOLT STATE #004	0.2646%	S	P-5 -18S-28E	P	30-015-25391	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1209610	1209630	40238
4969	SPURCK #004	0.0065%	S	I-24-17S-27E	I	30-015-22904	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1059610	1059630	40238
	SPURCK #006Y	0.0065%	S	I-24-17S-27E	I	30-015-23760	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1059610	1059630	40238
	SPURCK #007	0.0065%	S	I-24-17S-27E	I	30-015-23583	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1061710	1061730	40238
	SPURCK #008	0.0065%	S	I-24-17S-27E	I	30-015-23589	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1061710	1061730	40238
30060	SPURCK STATE #009	0.0065%	S	F-24-17S-27E	F	30-015-30997	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	36982	1061710		37742
301004	STATE 32 #001	0.3374%	S	J-32-17S-28E	J	30-015-01655	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108110	1108130	40238

EXHIBIT A-1
Attached to Purchase and Sale Agreement between
Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and
Language Enterprises Corporation dated April 25, 2008.

Property	Well Name	PSA Allocated Value %	Lease Type	ULSTR	OCD UL	API	Well Type	Pool		Last Prod/Inj	Oil POD	Gas POD	In Add. Bond
	STATE 32 #002	0.3374%	S	J-32-17S-28E	J	30-015-01656	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108110	1108130	40238
32416	STATE 647 AC 724 #197	0.1264%	S	B-36-17S-28E	B	30-015-10073	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2187810	2187830	40238
	STATE 647 AC 724 #202	0.1264%	S	A-36-17S-28E	A	30-015-10461	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2187810	2187830	40238
	STATE 647 AC 724 #203	0.1264%	S	P-25-17S-28E	P	30-015-10312	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	2187810	2187830	40238
30574	STATE AE #001	0.0162%	S	G-4 -18S-28E	G	30-015-25402	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1210010	1210030	40238
	STATE AE #002	0.0162%	S	F-4 -18S-28E	F	30-015-25403	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1210010	1210030	40238
4970	STATE B #002	0.4139%	S	B-17-18S-28E	B	30-015-01896	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207010	1207030	40238
	STATE B #004	0.0382%	S	M-22-17S-28E	M	30-015-22639	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
	STATE B #005	0.0382%	S	M-22-17S-28E	M	30-015-22642	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
	STATE B #006	0.0382%	S	M-22-17S-28E	M	30-015-22645	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
	STATE B #007	0.0382%	S	M-22-17S-28E	M	30-015-22676	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
32406	STATE BGK #002	0.0134%	S	P-2 -17S-31E	P	30-015-22585	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1212010	1212030	40238
	STATE BGK #003	0.0134%	S	I-2 -17S-31E	I	30-015-22981	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1212010	1212030	40238
	STATE BGK #004	0.0134%	S	P-2 -17S-31E	P	30-015-23375	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1212010	1212030	40238
	STATE BGK #005	0.0134%	S	I-2 -17S-31E	I	30-015-23376	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1212010	1212030	40238
32407	STATE BK #003	0.0196%	S	3-19-17S-31E	L	30-015-05273	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1205710	1205730	40238
	STATE BK #005	0.0196%	S	3-19-17S-31E	L	30-015-10167	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1205710	1205730	40238
32420	STATE BKC #009	0.0323%	S	N-2 -17S-31E	N	30-015-05042	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211610	1211630	40238
	STATE BKC #010	0.0323%	S	K-2 -17S-31E	K	30-015-05043	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211610	1211630	40238
30582	STATE FV #001	0.0323%	S	N-31-17S-28E	N	30-015-10118	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1217010		40238
30583	STATE FW #001	0.0762%	S	J-31-17S-28E	J	30-015-01642	O	51300	RED LAKE;QUEEN-GRAYBURG-SA	39479	1217010	1217030	40238
30576	STATE FX #001	0.3722%	S	F-6 -18S-28E	F	30-015-10107	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207110	1207130	40238
30578	STATE N #001	0.1033%	S	N-8 -18S-28E	N	30-015-02643	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1206910	1206930	40238
4971	T E & K #001	0.0162%	F	18-3 -17S-28E	N	30-015-01312	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1060530
	T E & K #002	0.0162%	F	D-10-17S-28E	D	30-015-01347	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1060530
	T E & K #003	0.0108%	F	C-10-17S-28E	C	30-015-01341	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1060530
	T E & K #008	0.0108%	F	C-10-17S-28E	C	30-015-01336	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1060530
	T E & K #009	0.0108%	F	F-10-17S-28E	F	30-015-01614	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1060530
32408	TIDEWATER K STATE #001	0.1044%	S	M-2 -17S-31E	M	30-015-05046	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	2806779	1211230	40238
	TIDEWATER K STATE #002	0.1044%	S	L-2 -17S-31E	L	30-015-05047	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	2806779	1211230	40238
	TIDEWATER K STATE #003	0.1044%	S	E-2 -17S-31E	E	30-015-05048	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	2806779	1211230	40238
	TIDEWATER K STATE #004	0.1044%	S	H-2 -17S-31E	H	30-015-05049	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211210	1211230	40238
	TIDEWATER K STATE #005	0.1044%	S	1-2 -17S-31E	A	30-015-05045	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211210	1211230	40238
	TIDEWATER K STATE #006	0.1044%	S	1-2 -17S-31E	A	30-015-22641	O	28509	GRAYBURG JACKSON;SR-Q-G-SA	39479	1211210	1211230	40238
4974	VANDAGRIFF #003	0.0046%	F	I-5 -17S-28E	I	30-015-01323	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
	VANDAGRIFF #005	0.0046%	F	J-5 -17S-28E	J	30-015-01318	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
	VANDAGRIFF #007	0.0046%	F	J-5 -17S-28E	J	30-015-01320	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
	VANDAGRIFF #008	0.0046%	F	H-5 -17S-28E	H	30-015-01321	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
	VANDAGRIFF #009	0.0046%	F	O-5 -17S-28E	O	30-015-01322	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
	VANDAGRIFF #010	0.0046%	F	B-8 -17S-28E	B	30-015-01329	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
	VANDAGRIFF #011	0.0046%	F	I-5 -17S-28E	I	30-015-01325	G	86960	VANDAGRIFF KEYES;QUEEN (GAS)	39479		1061230
32409	WENTZ STATE #001	0.0162%	S	P-24-17S-28E	P	30-015-01523	O	950	AID;YATES-SEVEN RIVERS	39234	1206110	1206130	39995
	WENTZ STATE #002	0.0162%	S	P-24-17S-28E	P	30-015-01524	O	950	AID;YATES-SEVEN RIVERS	39234	1206110	1206130	39995
4975	WEST #002	0.0323%	S	P-24-17S-27E	P	30-015-22795	O	22230	EMPIRE; YATES-SEVEN RIVERS	39479	1062310	1062330	40238
30569	WEST ARTESIA GRAYBURG UNIT #001	0.0349%	S	C-8 -18S-28E	C	30-015-02645	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #002	0.0349%	S	D-8 -18S-28E	D	30-015-02640	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #003	0.0349%	S	H-7 -18S-28E	H	30-015-02630	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #004	0.0349%	S	E-8 -18S-28E	E	30-015-02648	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #005	0.0349%	S	F-8 -18S-28E	F	30-015-02647	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #006	0.0349%	S	G-8 -18S-28E	G	30-015-10328	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #007	0.0349%	S	H-8 -18S-28E	H	30-015-02639	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #008	0.0349%	S	I-8 -18S-28E	I	30-015-02659	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #009	0.0349%	S	J-8 -18S-28E	J	30-015-02658	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #011	0.0349%	S	K-8 -18S-28E	K	30-015-02655	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #012	0.0349%	S	L-8 -18S-28E	L	30-015-02649	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #013	0.0349%	S	I-7 -18S-28E	I	30-015-02636	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #014	0.0349%	P	P-7 -18S-28E	P	30-015-02635	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #016	0.0349%	P	M-8 -18S-28E	M	30-015-02641	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238

EXHIBIT A-1
Attached to Purchase and Sale Agreement between
Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and
Language Enterprises Corporation dated April 25, 2008.

Property	Well Name	PSA Allocated Value %	Lease Type	ULSTR	OCD UL	API	Well Type	Pool		Last Prod/Inj	Oil POD	Gas POD	In Add. Bond
	WEST ARTESIA GRAYBURG UNIT #017	0.0349%	P	M-8 -18S-28E	M	30-015-02642	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #018	0.0349%	P	D-17-18S-28E	D	30-015-01899	I	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479			40238
	WEST ARTESIA GRAYBURG UNIT #019	0.0349%	S	C-17-18S-28E	C	30-015-01897	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #020	0.0349%	S	J-8 -18S-28E	J	30-015-23113	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #021	0.0349%	S	E-8 -18S-28E	E	30-015-23619	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #022	0.0349%	S	L-8 -18S-28E	L	30-015-23639	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #024	0.0349%	P	M-8 -18S-28E	M	30-015-23724	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #026	0.0349%	S	F-8 -18S-28E	F	30-015-23784	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
	WEST ARTESIA GRAYBURG UNIT #027	0.0349%	S	D-8 -18S-28E	D	30-015-23869	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1207210	1207230	40238
301005	YATES STATE #001	0.2195%	S	E-22-18S-28E	E	30-015-02011	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108210	1108230	40238
	YATES STATE #002	0.2195%	S	N-15-18S-28E	N	30-015-01874	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108210	1108230	40238
	YATES STATE #003	0.2195%	S	N-15-18S-28E	N	30-015-01875	O	3230	ARTESIA;QUEEN-GRAYBURG-SAN ANDRES	39479	1108210	1108230	40238
4976	ZAIT #001	0.0519%	S	L-22-17S-28E	L	30-015-22653	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
	ZAIT #002	0.0519%	S	L-22-17S-28E	L	30-015-22675	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
	ZAIT #003	0.0519%	S	L-22-17S-28E	L	30-015-23012	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710	1058730	40238
	ZAIT #004	0.0519%	S	L-22-17S-28E	L	30-015-23062	O	22260	EMPIRE; YATES-SEVEN RIVERS, EAST	39479	1058710		40238

	Total Allocated Value - Wells	32.3497%

SCHEDULE "B"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

EQUIPMENT

1.	Water Truck – Mack R600 Tandem Axle Truck

2.	International Diesel Winch Truck

3.	2000 F-250 4x4 Diesel Pickup (paid off)

4.	Hydraulic Tubing Tongs

5.	Older Diamond Reo Pulling Unit, Double Drum (equipped) Pulling Unit – has Hydraulic Raised Derrick

6.	Two Gooseneck Water Trailers

7.	12 to 14 Spare Pumping Units

8.	Single Axle Pipe Trailer

9.	Miscellaneous Spare Parts (Electrical, Nipples, Valves, etc.)

The total Allocated Value for the Equipment is 0.2836% .

SCHEDULE "C"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

MATERIAL CONTRACTS

Oil Purchase Contracts

1.	Contract dated October 22, 2003 between ConocoPhillps and Warren Hanson dba Hanson Energy.

2.	Contract dated September 9, 2007 between Navajo Refining Company, L.P. and Hanson Energy.

Gas Purchase Contracts

1.	Contract dated May 20, 2002 between Duke Energy Field Services, LP (now DCP Midstream, LLC) and SDX Resources, Inc. (assumed by Warren Hanson).

2.	Contract dated June 6, 2002 between Duke Energy Field Services, LP (now DCP Midstream, LLC) and Hanson Energy.

SCHEDULE "D”

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

ASSIGNMENT OF OVERRIDING ROYALTIES

(see attached)

ASSIGNMENT OF OVERRIDING ROYALTIES

     THIS ASSIGNMENT, between _______________________________________, hereinafter referred to as "Assignor," whether one or more, and J. WARREN HANSON and wife, KATHIE HANSON, hereinafter referred to as "Assignee," whether one or more, P. O. Box 1348, Artesia, New Mexico 88211-1348,

W I T N E S S E T H:

     Assignor, in consideration of Ten and Other Dollars, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, assign and convey to Assignee and Assignee's heirs, successors and assigns, an overriding royalty equal to 2.5% of the proceeds received from the sale of all (8/8) of the oil and gas which may be produced, saved and marketed under the terms of the oil and gas leases (“Leases”) as to the land and depths (collectively “Lands”) described in Exhibit “A” attached hereto and made a part hereof for all purposes.

     The overriding royalty shall be computed and paid at the same time and in the same manner as royalties payable to the lessor under the terms of the lease are computed and paid, and Assignee shall be responsible for Assignee's proportionate part of all taxes and assessments levied upon or against or measured by the production of oil and gas therefrom. The overriding royalty shall (a) be in addition to any existing overriding royalties and obligations payable out of production from the Lands, and (b) be subject to any governmentally approved cooperative or unit plan of development or operation or communitization or other agreement forming a well spacing or proration unit under the rules or regulations of the New Mexico Oil Conservation Division, to which the lease is now committed or may hereafter be committed, and in such event the overriding royalty shall be computed and paid on the basis of the oil and gas allocated to the lands pursuant to the terms of the plan or agreement.

     Assignor covenants with Assignee that Assignor is the lawful owner of, has good title to, and has the right to convey the overriding royalty, and that Assignor will warrant and defend the title thereto to Assignee and Assignee's heirs, personal representatives, successors and assigns, against the lawful claims and demands of all persons.

     EXECUTED this _________day of ____________, 2008, but is effective the _____day of ________________, 2008 at 7:00 A.M.

By:
Its:

STATE OF	)
: ss.
COUNTY OF	)

     This instrument was acknowledged before me on __________________________, 2008, by ________________________________________________, _____________________________of _____________________________________________, a ___________________________corporation, on behalf of said corporation.

My commission expires:
Notary Public

SCHEDULE “D”

SCHEDULE "E"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

PERMITTED ENCUMBRANCES

(1)

Lessors’ royalties, overriding royalties, and division orders and sales contracts covering oil, gas or associated liquid or gaseous hydrocarbons, reversionary interests and similar burdens, if the net cumulative effect of such burdens does not operate to reduce the Net Revenue Interest of any Interest to less than the Net Revenue Interest set forth in Schedule “A”;

(2)

Preferential rights to purchase (other than the Rights of First Refusal) and required third party consents to assignments and similar agreements with respect to which, prior to Closing, (i) waivers or consents are obtained from the appropriate parties, (ii) the appropriate time period for asserting such rights has expired without an exercise of such rights, (iii) arrangements can be made by Buyer and Seller to allow Buyer to receive substantially the same economic benefits as if all such waivers and consents had been obtained;

(3)	Liens for taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business;

(4)

All rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if the same are customarily obtained routinely and subsequent to such sale or conveyance;

(5)

Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like; and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the Interests;

(6)

Statutory or contractual liens of operators, vendors, mechanics and service companies relating to obligations not yet due or which Seller is not in default, or which Vendor is contesting in good faith;

(7)	Such Title Defects or other defects as Buyer has waived pursuant to the terms of this Agreement;

(8)

The terms and conditions of all Leases, agreements, orders, instruments, documents and other matters to which they are subject, regardless of whether they are expressly described in any of the schedules hereto;

(9)

Rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Interests in any manner, and all applicable laws, rules and orders of governmental authority; and

(10)	Obligations owed by oil and gas operators to surface owners and surface owner lessees under the Surface Owners Protection Act, House Bill 827, effective July 1, 2007.

SCHEDULE "F"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

PENDING LITIGATION AND ENVIRONMENTAL ORDERS

1.

Remediation of State FW and State FV – Order dated April 16, 2008, Oil Conservation Division requiring remediation of a former pit location in Unit J, Section 31, Township 17 South, Range 28 East, NMPM, Eddy County (State FW and State FV Leases). The plan of remediation agreed to and underway with completion of remediation to be by May 20, 2008.

SCHEDULE "G"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

(see attached)

ASSIGNMENT, BILL OF SALE AND CONVEYANCE OF OIL AND GAS LEASES

     THIS CONVEYANCE, between J. WARREN HANSON and wife, KATHIE HANSON, hereinafter referred to as "Assignor," whether one or more, and _____________________, ___________________________, _________________________________________, ____________________, hereinafter referred to as "Assignee,"

W I T N E S S E T H:

     1. Assignor, for valuable consideration paid to Assignor by Assignee, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, convey and assign, set over and deliver, effective ___________________at _________, unto Assignee, and Assignee's successors and assigns, the following:

     a) The interests in the oil and gas leases and operating rights which are specifically described in Exhibit "A" attached hereto and made a part hereof; subject, however, to the restrictions, exceptions, reservations, conditions, limitations, existing royalties, overriding royalties, production payment interests, burdens on production and other matters, if any, heretofore created and validly shown of record;

     b) All of Assignor's right, title and interest in, to and under, or derived from:

i) All of the presently existing and valid unitization agreements and unit operating agreements and the properties and interests credited thereby;

ii) All of the presently existing and valid oil, casinghead gas and gas sales purchase agreements; and

iii) All other contracts, agreements and instruments,

which relate to any of the properties and interests specifically described in Exhibit "A" (or properties unitized therewith), or to the production of oil, gas and other hydrocarbon substances from or attributable to said interests;

     c) Without limiting the foregoing, all of Assignor's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to the lands specifically described in Exhibit "A," and in, to and under or derived from all interests in oil and gas leases, operating rights and other interests of whatsoever character, insofar as the same cover or relate to said lands, even though Assignor's interest in any specific portion of said lands, and said interests in oil and gas leases, operating rights and other interests which are specifically described in Exhibit "A," be incorrectly described or referred to in Exhibit "A."

     d) All personal property, improvements, easements, permits, licenses, servitudes and rights-of-way situated upon or used or useful or held for future use in connection with the exploration, development or operation of the interests described in Exhibit "A" or the production, treating, storing or transportation of oil, gas and other hydrocarbon substances, including, but not by way of limitation, wells, casing, tubing, pumps, flow lines, gas lines, water lines, salt water disposal facilities, tanks, separators, buildings, machinery, equipment, roads and other appurtenances situated on the interests described in Exhibit "A" or lands unitized therewith or which are used in connection with hydrocarbon operations on the interests described in 1 a), b) and c) above, or lands unitized therewith.

2. THE INTERESTS ARE BEING CONVEYED TO AND ASSIGNED TO AND ACCEPTED BY THE ASSIGNEE IN THEIR “AS IS, WHERE IS” CONDITION AND STATE OF

SCHEDULE “G”

REPAIR AND WITH ALL FAULTS AND DEFECTS WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, CONDITION AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IT IS UNDERSTOOD AND AGREED THAT THE ASSIGNEE HAS INSPECTED THE INTERESTS CONVEYED HEREUNDER, THE EQUIPMENT AND THE ASSETS AND SATISFIED ITSELF AS TO THEIR PHYSICAL CONDITION AND THAT THE ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR “AS IS, WHERE IS” STATE OF REPAIR AND WITH ALL FAULTS AND DEFECTS. IN ADDITION, ASSIGNOR MAKES NO REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBONS OR THE ABILITY OF THE INTERESTS CONVEYED HEREUNDER TO PRODUCE HYDROCARBONS OR THE PRICES WHICH ASSIGNEE IS OR WILL BE ENTITLED TO RECEIVE FOR ANY SUCH HYDROCARBONS

     3. This conveyance is made subject to the terms and conditions of the Purchase and Sale Agreement between Assignor and Assignee dated ________________, 2008.

     4. Assignor shall execute and deliver all such other instruments, notices, division or transfer orders, releases, acquittances and documents, and will do all such other acts and things as may be necessary to more fully assure Assignee, its successors and assigns, all of the respective rights, titles, interests, estates, remedies, powers and privileges herein and hereby granted, bargained, sold, conveyed, assigned and delivered or intended so to be.

     5. Assignee shall observe and comply with all covenants, terms and provisions, express or implied, contained in the agreements, leases, easements and all other contracts pertaining to Assignor's interest in the Assets which appear of record in the records of Eddy County as of the Effective Date of closing of this purchase and sale, or are found in the files of Assignor, or have otherwise been provided to Assignee.

     6. Assignor makes no warranties of title, either express or implied, but this conveyance is made with full substitution and subrogation of the Assignee in and to all covenants and warranties heretofore given or made by others in respect to the interests conveyed herein or any part thereof.

     7. All of the covenants and agreements of Assignor shall be deemed to be covenants running with the land and shall inure to the benefit of and be binding upon the respective heirs, successors and assigns of Assignor and Assignee.

     IN WITNESS WHEREOF, Assignor has caused this conveyance to be duly executed on this ______day of _____________, 2008.

"Assignor"

J. WARREN HANSON

KATHIE HANSON

"Assignee"

By:
Its:

STATE OF NEW MEXICO	)
: ss.
COUNTY OF EDDY	)

This instrument was acknowledged before me on ____________________, 2008, by J. WARREN HANSON and wife, KATHIE HANSON.

My commission expires:
Notary Public

STATE OF		)
: ss.
COUNTY OF		)

     This instrument was acknowledged before me on __________________________, 2008, by ________________________________________________, ________________________________________________ of _____________________________________________, a ________________________________________________ corporation, on behalf of said corporation.

My commission expires:
Notary Public

EXHIBIT "A"

Attached to that certain Assignment, Bill of Sale and Conveyance of Oil and Gas Leases dated ________________, 2008 but effective _______________at 7:00 A.M. between J. Warren Hanson and wife, Kathie Hanson, and __________________

SCHEDULE "H"

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

AFFIDAVIT OF LIENS AND ENCUMBRANCES

(see attached)

AFFIDAVIT OF
LIENS AND ENCUMBRANCES

STATE OF NEW MEXICO

COUNTY OF EDDY

     1. Affiant, Warren Hanson is the owner and principal of Hanson Energy, a sole proprietorship (the “Vendor”).

     2. The Vendor is the owner of the assets (the “Assets”) set out in the purchase and sale agreement (the “Purchase and Sale Agreement”) dated April 25, 2008 between the Vendor and Doral Energy Corp. (formerly “Language Enterprises Corp.”), a Nevada corporation (the “Puchaser”), which are being conveyed to the Purchaser, effective _______________, 2008 (the “Effective Date”).

     3. There are no unrecorded labor, mechanic’s, or materialmen’s liens against the Assets, and no material has been furnished to or labor performed upon the Assets which have not been paid in full or which otherwise will be paid in the regular course of business.

     4. Affiant has received no notice of nor has any knowledge of any other liens or assessments against the Assets for periods prior to the Effective Date .

     5. There are no contracts for sale, option rights, first refusal rights, or other purchase rights with respect to the Assets except as set out in Schedule “I” of the Purchase and Sale Agreement.

     6. There are no mortgages, recorded or unrecorded encumbering the Assets other than those set out in Exhibit “A”, attached to this Affidavit, all of which will be released at closing.

Affiant, Warren Hanson

          Warren Hanson, being first duly sworn, states on oath that all of the representations in this affidavit are true as far as affiant knows or is informed, and that such affidavit is true, accurate and complete to the best of affiant's knowledge and belief.

Warren Hanson

STATE OF NEW MEXICO	§
§ ss.
COUNTY OF EDDY	§

SUBSCRIBED AND SWORN TO before me this _____ day of _________, 2008.

My commission expires:
Notary Public

SCHEDULE “I”

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

RIGHTS OF FIRST REFUSAL

1.

State N Lease: In Operating Agreement between Gulf Oil Corporation, (now BP America Production Co.) and L. N. Marbry, dated October 31, 1956, recorded Book 77, Page 392, Oil and Gas Records, Gulf Oil Corporation reserves a preferential right to purchase.

2.

Gulf Kepple Fee Lease: An Assignment dated May 1, 1971, recorded Book 79, Page 807, Miscellaneous Records, from Jimmie E. Collier, a widow, to David C. Collier makes reference to a preferential right to purchase reserved by Gulf Oil Corporation in Assignment dated August 12, 1959 from Gulf Oil Corporation (now Chevron USA, Inc.) to R. D. Collier.

3.

Sackett Federal Lease: In Transfer, Assignment or Sublease of Operating Rights dated April 30, 1985, recorded Book 254, Page 403, Eddy County Records, Phillips Petroleum Company (now ConocoPhillips Company) reserves a preferential right to purchase.

4.

State B Lease: In Operating Agreement between Gulf Oil Corporation, (now held by SDX Resources, Inc.) and L. N. Marbry, dated October 31, 1956, recorded Book 77, Page 392, Oil and Gas Records, Gulf Oil Corporation reserves a preferential right to purchase.

SCHEDULE “J”

to that Purchase and Sale Agreement dated for reference as of April 25, 2008 between Warren Hanson, d/b/a Hanson Energy and Kathie Hanson, his wife and Language Enterprises Corp.

ADDITIONAL LANDS

	DESCRIPTION	ALLOCATED VALUE
1.	Lot 26 (“Lot”), Artesia View Subdivision No. 4, as shown on the official filed plat thereof filed in the Offices of the Eddy County Clerk (surface only).	0.0436%